                                                                   EXHIBIT 10.13


                                Lease Agreement
                         (NNN R&D Tenant Improvements)
                             Basic Lease Information

Lease Date:                January 31, 2000

Landlord:                  Sequoia Del Rey, LLC

Landlord's Address:        c/o J.P. DINAPOLI COMPANIES, INC.
                           99 Almaden Boulevard, Suite 565
                           San Jose, California 95113

Tenant:                    LoudCloud, Inc., a Delaware corporation

Tenant's Address:          599 North Mathilda Avenue
                           Sunnyvale, California 94086

Premises:                  Approximately 75,810 rentable square feet on the
                           first, second and third (1/st/, 2/nd/ & 3/rd/) floors
                           of the Building as shown on Exhibit A, subject to the
                                                       ---------
                           provisions of Section 1 hereof

Premises Address:          599 North Mathilda Avenue
                           Sunnyvale, California 94086

                           Building:     Approximately 75,810 rentable square
                                         feet, subject to the provisions of
                                         Section 1 hereof
                           Lot:          APN: 165-42-003 and 165-42-004
                           Project:      Approximately 75,810 rentable square
                                         feet, subject to the provisions of
                                         Section 1 hereof

Term: Subject to the provisions of Section 2.1 hereof, May 1, 2000 started 6/1/00 ("Commencement Date"), and expiring on the date which is ten (10) years following the Commencement Date ("Expiration Date")

Base Rent ((S)3):          One Hundred Eighty-nine Thousand Five Hundred Twenty-
                           five Dollars ($189,525.00) per month ($2.50 per rentable square foot per month)

Adjustments to Base Rent:  Sec Section 35 hereof

Advance Rent ((S)3):       One Hundred Eighty-nine Thousand Five Hundred Twenty-
                           five Dollars ($189,525.00) (one month's Base Rent)

Security Deposit ((S)4):   One Hundred Eighty-nine Thousand Five Hundred Twenty-
                           five Dollars ($ 189,525.00) (one month's Base Rent)

*Tenant's Share of Operating Expenses ((S)6.1):          100% of the Building
*Tenant's Share of Tax Expenses ((S)6.2):                100% of the Building
*Tenant's Share of Common Area Utility Costs ((S)7.2):   100% of the Building
*Tenant's Share of Utility Expenses ((S)7.1):            100% of the Building
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses ((S)9):     General office, software research and development and
                           other related uses approved by Landlord, but only to the extent permitted by the City of Sunnyvale and all agencies and governmental authorities having jurisdiction thereof

Parking ((S)22):           Two hundred thirty-three (233) exclusive parking
                           spaces within the Premises

Broker (S)33):             Cornish & Carey Commercial for Landlord and Tenant

Exhibits:                  Exhibit A:   Premises, Building, Lot and/or Project
                           Exhibit B:   Tenant Improvements
                           Exhibit C:   Rules and Regulations
                           Exhibit D:   Change of Commencement Date - Example
                           Exhibit E:   Sign Criteria
                           Exhibit F:   Hazardous Materials Disclosure
                                        Certificate

                               Table Of Contents

SECTION                                                                     PAGE
-------                                                                     ----
 1.    Premises..........................................................      3
 2.    Occupancy; Adjustment of Commencement Date........................      3
 3.    Rent..............................................................      4
 4.    Security Deposit..................................................      4
 5.    Condition of Premises; Tenant Improvements........................      5
 6.    Additional Rent...................................................      6
 7.    Utilities and Services............................................      9
 8.    Late Charges......................................................     10
 9.    Use of Premises...................................................     11
10.    Alterations; and Surrender of Premises............................     12
11.    Repairs and Maintenance...........................................     13
12.    Insurance.........................................................     14
13.    Limitation of Liability and Indemnity.............................     16
14.    Assignment and Subleasing.........................................     16
15.    Subordination.....................................................     19
16.    Right of Entry....................................................     19
17.    Estoppel Certificate..............................................     19
18.    Tenant's Default..................................................     20
19.    Remedies for Tenant's Default and Chronic Default.................     20
20.    Holding Over......................................................     21
21.    Landlord's Default................................................     22
22.    Parking...........................................................     22
23.    Transfer of Landlord's Interest...................................     22
24.    Waiver............................................................     22
25.    Casualty Damage...................................................     23
26.    Condemnation......................................................     24
27.    Environmental Matters/Hazardous Materials.........................     24
28.    Financial Statements..............................................     28
29.    General Provisions:...............................................     28
30.    Signs.............................................................     29
31.    Mortgagee Protection..............................................     30
32.    Warranties of Tenant..............................................     30
33.    Brokerage Commission..............................................     30
34.    Quiet Enjoyment...................................................     30
35.    Adjustments to Base Rent..........................................     31
36.    Option to Extend the Lease Term...................................     31
37.    Letter of Credit..................................................     33
38.    Satellite Dish....................................................     34
39.    Emergency Generator...............................................     35

                          NNN R&D Tenant Improvements
                                Lease Agreement


The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1. Premises

Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. The term "Project" as used herein shall mean and collectively refer to the Building, the Common Areas and the Lot. Tenant shall have the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas, subject to the terms of this Lease. Landlord and Tenant hereby acknowledge and agree that as of the Lease Date the Building has not been constructed on the Lot and all of the improvements have not been constructed within the Project. In each instance after Landlord has Substantially Completed (as such term is defined in Exhibit B hereto) the Shell
                                                    ---------
Improvements (defined below) and any other building improvements (as applicable), Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit D hereto, wherein the parties shall
                                    ---------
specify (i) the actual approximate rentable square footage of each of the Premises, the Building and the Project, measured from the exterior surface of exterior walls (and extensions, in the case of openings) and from the center of interior partition, and shall include, but not be limited to, restrooms, mezzanines, patios, warehouse or storage areas, clerical or office areas and employee areas, and without deduction for any stairwells, columns, or interior partitions, (ii) the actual amount of Base Rent to be Paid by Tenant, which shall be based upon the amount of base rent per rentable square foot as specified in the Basic Lease Information, and the adjustments to Base Rent in
Section 35 hereof, (iii) the actual amount of Tenant's Share of the expenses specified in the Basic Lease Information, which share shall be based upon such approximate rentable square footages and (iv) the actual amount of the Advance Rent required hereunder. Tenant further agrees that the number of rentable square feet of the Project may subsequently change during the Term of this Lease commensurate with any modifications by Landlord, and Tenant's Share shall accordingly change.

2.   Occupancy; Adjustment of Commencement Date

     2.1 If on the Commencement Date, (a) Landlord has not delivered possession of the Premises with only the Shell Improvements (defined in Section 5.2 below) Substantially Completed (defined in Exhibit B hereto), or (b) Tenant has not
                                    ---------
Substantially Completed the Tenant Improvements (defined in Exhibit B hereto),
                                                            ---------
Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Term of this Lease and the obligation to pay Rent shall commence on the date which is the later to occur of (i) May 1, 2000,
(ii) the date which is thirty (30) days after Landlord has Substantially Completed the Shell Improvements or (iii) the date which is sixty (60) days after Landlord has delivered the Premises to Tenant and granted Tenant access to the Premises for construction of the Tenant Improvements. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date specified herein, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit D hereto, wherein the parties shall specify the actual commencement date
---------
(and such date shall be the "Commencement Date" for all purposes of this Lease), expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any valid extension(s) or renewal(s) thereof. Notwithstanding the foregoing to the contrary, in the event that for reasons other than the occurrence of a Force Majeure Delay (defined below) or a Tenant Delay (defined below) the Premises have not been delivered to Tenant on or before July 1, 2000 ("Last Occupancy Date") with the Shell Improvements Substantially Completed, Tenant may elect to terminate the Lease. Termination of the Lease by Tenant as provided for herein shall be the sole and exclusive remedy of Tenant for Landlord's failure to deliver the Premises. Tenant shall exercise the right to terminate provided for herein by giving Landlord written notice of its intent to so terminate ("Termination Notice"). The Termination Notice shall be given, if at all, on or before the date which is five (5) days after the Last Occupancy Date. Termination of the Lease shall be effective thirty (30) days after Landlord's receipt of the Termination Notice. In the event that Tenant gives the Termination Notice, and in the further event that during such thirty (30) day period, Landlord shall deliver the Premises to Tenant with the Shell Improvements Substantially Completed, the Tenant shall not be entitled to terminate the Lease as provided for herein. Thirty (30) days following the termination of the Lease by Tenant pursuant to the terms of this paragraph, Landlord shall promptly return all prepaid Rent to Tenant.

     2.2 Within three (3) business days after the Substantial Completion of the Shell Improvements, representatives of Landlord and Tenant shall make a joint inspection of the Shell Improvements and the results of such inspection shall be set forth in a written list specifying the incomplete items as well as those items for which corrections need to be made (the "Punchlist Items").

Landlord and Tenant shall promptly (by no later than three (3) business days thereafter) and in good faith approve the written list of Punchlist Items. Landlord, at its sole cost and expense, shall use commercially reasonable efforts to cause the Punchlist Items to be promptly completed and/or corrected, as applicable. The performance of the work associated with the Punchlist
Items shall be performed in such a manner so as not to preclude or substantially prevent Tenant's ability to install and construct the Tenant Improvements in the Premises. Upon the completion of the Punchlist Items, to Tenant's reasonable satisfaction, Tenant shall immediately notify Landlord in writing that such items have been completed to Tenant's reasonable satisfaction. In addition to the Punchlist Items, Tenant shall be entitled to make a claim against Landlord for any patent or latent defects in the initial design or construction of the Shell Improvements during the ninety (90) day period following the Commencement Date. If Tenant fails to timely deliver to Landlord any such written notice of the aforementioned patent or latent defects within said 90-day period, Landlord shall have no obligation to perform any such work thereafter.

     2.3 Landlord shall permit Tenant to enter and occupy the Premises prior to the Commencement Date for the limited purpose of performing the Tenant's Pre-Occupancy Work (defined in Exhibit B hereto). Landlord shall consult with its
                           ---------
general contractor and shall notify Tenant, in writing, of the date on which Tenant may commence such limited purpose occupancy; provided, however, in no event shall Landlord be required to grant Tenant access to the Premises for purposes of performing Tenant's Pre-Occupancy Work before that date which is sixty (60) days prior to the Commencement Date. In no event may Tenant conduct its business or operations from the Premises until after the Commencement Date. Such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including the requirement to perform all of Tenant's obligations hereunder, including without limitation, the requirement to prepay the Advance Rent, and deliver the Security Deposit and the Letter of Credit (defined below) and to obtain the insurance and deliver insurance certificates as required pursuant to Section 12 and Exhibit B to this Lease; provided,
                                       ---------
however, Landlord shall waive Tenant's obligation to pay Base Rent during such pre-Commencement Date occupancy. In addition to the foregoing and the provisions of Exhibit B hereto regarding such early occupancy, Landlord shall have the
   ---------
right to impose additional reasonable conditions on Tenant's early entry and occupancy.

3.   Rent

On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Advance Rent (which shall be applied against the Rent payable for the first month(s) Tenant is required to pay Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 and Exhibit B of this Lease.
                                                       ---------
Tenant agrees to pay Landlord the Base Rent, without prior notice or demand, abatement, offset, deduction or claim, in advance at Landlord's Address on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first
(1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time (that is, the above-referenced pre-Commencement Date occupancy or similar "free rent" period, if any), the waiver of the requirement to pay rental payments shall only apply to the waiver of the Base Rent; provided, during the pre-Commencement Date occupancy, Tenant's obligation to pay such Additional Rent shall not exceed the maximum amount of 20/100 Dollars ($0.20) per rentable square foot of the Premises per month. The Rent for any fractional part of a calendar month at the commencement or expiration or termination of the Lease Term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first (1st) day of the calendar month in which the date of expiration or termination occurs.

4.   Security Deposit

Simultaneously with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord as a Security Deposit for the faithful performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default hereunder beyond applicable notice and cure periods, Landlord may, but without obligation to do so, use all or any portion of the Security Deposit to cure the default or compensate Landlord for all damages sustained by Landlord in connection therewith. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. As soon as practicable after the expiration or termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined by Landlord, to remedy Tenant's default(s) hereunder or Tenant's failure to surrender the Premises in the condition required pursuant to
Section 10 of this Lease. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to

Landlord any and all of such excess sums. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder.

5.   Condition Of Premises; Tenant Improvements

     5.1 Tenant hereby agrees to accept the Premises upon Landlord's Substantial Completion of the Shell Improvements as suitable for Tenant's intended use and as then being in good operating order, condition and repair in its then "AS IS" condition, except as otherwise set forth in Exhibit B attached
                                                             ---------
hereto. The Tenant Improvements shall be installed in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B. By taking possession
                                                 ---------
of the Premises with only the Shell Improvements Substantially Completed, Tenant shall be deemed to have accepted the Premises in good, clean and completed condition and state of repair. Landlord and Tenant hereby agree to and shall be bound by the terms, conditions and provisions of Exhibit B. Tenant acknowledges
                                                 ---------
and agrees that, except as specifically set forth in the Lease, neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any exception to the foregoing provisions must be made by express written agreement by both parties. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA (defined below), and all costs incurred for purposes of compliance therewith (other than the costs to cause the Shell Improvements to comply with the ADA, which costs shall be Landlord's responsibility) shall be a part of and included in the costs of the Tenant Improvements. Notwithstanding the foregoing, Tenant shall be entitled to make a claim against Landlord for any patent or latent defects in the initial design or construction of the Shell Improvements for a period of ninety (90) days after the Commencement Date; provided any such claim shall be submitted in writing to Landlord on or before that date which is ninety (90) days after the Commencement Date. In addition to the foregoing, Tenant shall be entitled to enforce, concurrently with Landlord, any warranties made or given to Landlord from the general contractor and any major subcontractors with respect to the Shell Improvements. Notwithstanding anything to the contrary contained herein, Tenant shall allow Landlord to, concurrently with Tenant (if Tenant so desires, otherwise separately), or after the expiration or earlier termination of this Lease, individually, make a claim against Tenant's general contractor, namely Devcon Construction, Inc. (the "Tenant's General Contractor") for any patent or latent defects in the initial design or construction of the Tenant Improvements for a period of ninety (90) days after the date of Substantial Completion of the Tenant Improvements. In addition to the foregoing, Landlord shall be entitled to enforce, concurrently with Tenant, or after the expiration or earlier termination of this Lease, individually, any warranties made or given to Tenant from the Tenant's General Contractor and any major subcontractors with respect to the Tenant Improvements. Each of Landlord and Tenant shall be third party beneficiaries of the other party's construction agreements, and accordingly, each party hereby agrees to include a provision in their respective construction contracts to effectuate same.

     5.2 The term "Shell Improvements" as used herein shall mean and refer to the following described improvements only: (i) the site work and building structure, including foundations, slab on grade, roof framing, roofing, exterior walls of the Building including exterior doors (per original shell design) and concrete wall panels; (ii) utilities brought to a perimeter electrical room within the Building, including electrical power with the main meter section cabinet set and, water and sewer; (iii) gas line stubbed to a location on the exterior of the Building (iv) fire sprinkler mains and branch lines (per original shell design), excluding modification required for Tenant Improvements;
(v) two (2) finished elevator cabs; (vi) finished restrooms on each floor (per original shell design); and (vii) heating ventilation and air conditioning units mounted on the roof structure (per original design), excluding horizontal distribution loops and related control mechanisms. Without limiting the generality of the foregoing, the term "Shell Improvements" shall expressly exclude all Tenant Improvements and other improvements including, without limitation, the following: (a) underslab plumbing, (b) finish carpentry, (c) interior doors, windows and hardware, (d) interior finishes, (e) drywall partitions (including demising walls separating the Premises from contiguous space), (f) acoustic ceiling, (g), floor and window coverings, (h) casework, (i) dock equipment, (j) plumbing, (k) electrical wiring and distribution, and electrical panels and meters, (l) fire sprinkler finish, (m) in-rack fire sprinklers, draft curtains, smoke vents and hose racks, (n) security systems,
(o) phone and data lines and (p) additional doors required for Tenants use and occupancy. Notwithstanding the foregoing, Landlord shall complete the Shell Improvements in a good and workmanlike manner and in substantial accordance with the plans and specifications to the Shell Improvements, dated ___________, previously delivered to Tenant and Landlord shall use commercially reasonable efforts to ensure that the Shell Improvements are constructed in compliance with all Laws applicable at the time of Substantial Completion of the Shell Improvements.

6.   Additional Rent

It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

     6.1 Operating Expenses. Tenant shall pay to Landlord Tenant's Share of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, management, maintenance, repair and operation of the Premises and the other portions of the Project. These Operating Expenses may include, but are not limited to, Landlord's cost of:

          6.1.1 repairs to, and maintenance of, the roof membrane, the non-structural portions of the roof and the non-structural elements of the perimeter exterior walls of the Building;

          6.1.2 maintaining the outside paved area, landscaping and other common areas of the Project. The term "Common Areas" shall mean all areas and facilities within the Project exclusive of the Premises and the other portions of the Project leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, and landscaped areas;

          6.1.3 annual insurance premium(s) insuring against personal injury and property damage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, flood and commercially reasonable earthquake for the Project, rental value insurance against loss of Rent for a period of at least twelve (12) months commencing on the date of loss, and subject to the provisions of Section 25 below, any deductible (the deductible to be reimbursed by Tenant to Landlord, with respect to personal injury and property damage insurance, shall not to exceed $10,000.00);

          6.1.4 (i) modifications and/or new improvements to any portion of the Project occasioned by any rules, laws or regulations effective subsequent to the date on which the Shell Improvements are substantially completed; (ii) reasonably necessary replacement improvements to any portion of the Project after the Commencement Date; and (iii) new improvements to the Project that reduce operating costs or improve life/safety conditions, all of the foregoing as reasonably determined by Landlord, in its sole but reasonable discretion; provided, however, if any of the foregoing are in the nature of capital improvements, then the cost of such capital improvements shall be amortized on a straight-line basis over a reasonable period, which shall not be less than the lesser of ten (10) years or the reasonably estimated useful life of such modifications, new improvements or replacement improvements in question (at an interest rate as reasonably determined by Landlord), and Tenant shall pay Tenant's Share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses herein;

          6.1.5 the management and administration of any and all portions of the Project, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Project or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Project (collectively, the "Administrative Expenses");

          6.1.6 preventative maintenance and repair contracts including, but not limited to, contracts for elevator systems (if any) and heating, ventilation and air conditioning systems, lifts for disabled persons, if Landlord elects to so procure;

          6.1.7 security and fire protection services for any portion of the Project, if and to the extent, in Landlord's sole discretion, such services are provided;

          6.1.8 the creation and modification of any rail spur or track agreements, licenses, easements or other similar undertakings with respect to the Project;

          6.1.9 supplies, materials, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Project and any reasonable reserves established for replacement or repair of any Common Area improvements or equipment;

          6.1.10 any and all levies, charges, fees and/or assessments payable to any applicable owner's association or similar body;

          6.1.11 any barrier removal work or other required improvements, alterations or work to any portion of the Project generally required under the ADA (defined below) due to changes in or new requirements under the ADA after the Commencement Date (the "ADA Work"); provided, if any ADA Work is required under the ADA due to Tenant's particular use of the Premises or any Alteration (defined below) made to the Premises by or on behalf of Tenant, then the cost of such ADA Work shall be borne solely by Tenant and shall not be included as part of the Operating Expenses; and

          6.1.12 the repairs and maintenance items set forth in Section 11.2 below.

Notwithstanding anything in this Section 6.1 to the contrary, the term "Operating Expense" shall not include any of the following and none of the following items shall be payable in whole or in part by or in any way charged to
Tenant:

                         (i)    Interest or penalties resulting from late
payment of any Operating Expense by Landlord due to Landlord's negligence or willful misconduct (unless Landlord in good faith disputes a charge and subsequently loses or settles that dispute); provided, that Tenant timely pays Tenant's Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein;

                         (ii)   Costs associated with the investigation and/or
remediation of Hazardous Materials (hereinafter defined) present in, on or about the Premises or the Project, unless such costs and expenses are the responsibility of Tenant as provided in Section 27 of this Lease, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 27 of this Lease;

                         (iii)  Any cost or expense which is actually reimbursed
to Landlord through insurance or otherwise;

                         (iv)   Costs attributable to seeking and obtaining new
tenants in the Project as well as retaining existing tenants in the Project (other than Tenant), such as advertising, brokerage commissions, architectural, engineering and attorneys' fees and costs for renovations and improvements to buildings in the Project other than the Premises;

                         (v)    Any items for which Landlord is actually
reimbursed by any other tenant of the Project;

                         (vi)   Real estate brokers' leasing commissions;

                         (vii)  Other than any interest charges for capital
improvements referred to in Section 6.1.4 hereinabove, any interest or payments on any financing for the Building or the Project, and any bad debt loss, rent loss or reserves for same;

                         (viii) Any costs, fines or penalties incurred solely
and directly resulting from actual violations by Landlord of any governmental rule or authority for which Landlord is responsible hereunder;

                         (ix)   Costs associated with the operation of the
business of the entity which constitutes Landlord or Landlord's property manager, as the same are distinguished from the cost of operation of the Building or the Project, including partnership or corporate accounting and legal matters, costs of defending any lawsuits with any mortgagee or lender, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Project or the Building, disputes of Landlord with the property management company managing the Project, to the extent any of the aforementioned costs are not, in any way, attributable to the use being made of the Premises by Tenant and Tenant's Representatives or otherwise attributable to the acts or omissions of Tenant and/or any of Tenant's Representatives;

                         (x)    Overhead and profit paid to subsidiaries or
affiliates of Landlord for management services to the extent that the cost of those items would not have been paid had the services been provided by unaffiliated parties on a competitive basis;

                         (xi)   Costs relating to the repair of the structural
portions of (i) the roof (excluding room membrane), (ii) floors, (iii) elevators, (iv) foundations and (v) exterior perimeter walls of the Building (exclusive of glass and exterior doors);

                         (xii)  Advertising or promotional costs;

                    (xiii) Costs of repairs or other work necessitated by fire, windstorm or other casualty (excluding any commercially reasonable deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 25 and 26 below;

                    (xiv) Except for the Administrative Expenses, executive wages, salaries, compensation and labor for any employee above the level of building manager, or any fee, profit or compensation retained by Landlord from its affiliates for management and administration of the Building in excess of the management fee which would be charged by a professional management service to operate comparable buildings (with comparable services and management) owned by comparable landlords;

                    (xv) Costs to correct any construction defect in the original construction of the Shell Improvements or to comply with any CC&R's, underwriter's requirement or Law applicable to the Premises or Project on the Commencement Date; and

                    (xvi) The cost of any renovation, improvement, painting or redecorating of any portion of the Project not made available for Tenant's use.

     6.2 Tax Expenses. Tenant shall pay to Landlord Tenant's Share of all real property taxes applicable to the Project. Prior to delinquency, Tenant shall pay any and all taxes and assessments levied upon Tenant's Property (defined below in Section 10) located or installed in or about the Premises by, or on behalf of Tenant. To the extent any such taxes or assessments are not separately assessed or billed to Tenant, then Tenant shall pay the amount thereof as invoiced by Landlord. Tenant shall also reimburse and pay Landlord, as Additional Rent, within ten (10) days after demand therefore, one hundred percent (100%) of (i) any increase in real property taxes attributable to any and all Alterations, Tenant Improvements, fixtures, equipment or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant, and (ii) taxes and assessments levied or assessed upon or with respect to the possession, operation, use or occupancy by Tenant of the Premises or any other portion of the Project. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax or levy imposed by any authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises or any other portion of the Project or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord, or a penalty fee imposed as a result of Landlord's failure to pay Tax Expenses when due. With respect to any assessments or taxes for which Landlord has the right, within Landlord's sole control, to elect to make a lump sum payment or cause such assessment or tax to be amortized and paid over a period of time, Landlord shall only include in the definition of Tax Expenses the amortized portion (calculated at the longest period of time permitted by such taxing authority) of such taxes and assessments (including any applicable interest charges) for purposes of this Lease.

     6.3 Payment of Expenses. Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses for each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first
(1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

     6.4 Annual Reconciliation. By June 30th of each calendar year, or as soon thereafter a reasonably possible, Landlord shall furnish Tenant with an accounting of actual and accrued Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any underpayment by Tenant at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next Rent payment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant as soon as possible thereafter. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that there has been an underpayment, Landlord may deduct such underpayment from Tenant's Security Deposit. Failure by Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during tile Term of tile Lease or at any time after the expiration or earlier termination of this Lease.

     6.5 Audit. After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's ordinary business hours but not more frequently than once during any calendar year. Notwithstanding the foregoing, Tenant may only audit the books and records of Landlord with respect to the Premises and/or the Lease so long as Tenant fully complies with all of the following requirements: (i) any audit by Tenant shall be conducted by an accounting or audit firm not compensated on a contingency fee basis or financial officer of Tenant; (ii) any audit shall be conducted in Landlord's offices during ordinary business hours, and after delivery to Landlord of at least thirty (30) days' prior written notice; (iii) Tenant may only audit the books and records for the previous one (1) year period in question and after the lapse of one (1) year from the date on which Landlord delivers to Tenant any accounting or statement regarding any rental payments to be made by Tenant under this Lease, Tenant shall not have any right or ability to audit Landlord's books and records with respect to such rental payments or charges; and (iv) if it is determined through such audit that the amount of the expenses actually paid by Tenant to Landlord for the period in question have not been overstated by an amount that is more than ten percent (10%) of the aggregate of such expenses, then Tenant shall immediately pay to Landlord, and reimburse Landlord for, the costs and expenses incurred by Landlord in connection with such audit, including without limitation, costs attributable to the time spent by Landlord's or Landlord's property management company's staff in connection with such audit, as such costs are reasonably determined by Landlord; provided, Landlord shall promptly pay to Tenant tile amount by which such expenses had been overstated. Landlord and Tenant shall use their commercially reasonable efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

7.   Utilities and Services

Tenant shall directly pay to the applicable utility provider the cost of all
(i) water, sewer use, sewer discharge fees and sewer connection fees, gas, electricity, telephone, telecommunications, cabling and other utilities billed or metered separately to the Premises and (ii) refuse pickup and janitorial service to the Premises. Utility Expenses, Common Area Utility Costs and all other sums and charges set forth in this Section 7 are considered part of Additional Rent. Landlord shall furnish to the Premises during the periods from 7:00 a.m. to 7:00 p.m., Monday through Friday amid 7:00 a.m. to 4:00 p.m. Saturday except for New Year's Eve Day after 12:00 noon, New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas Eve Day, Christmas and such other holidays as are generally recognized in the State of California, and subject to Rules and Regulations from time to time established by Landlord: (a) heating, air conditioning and ventilation in amounts required, in Landlord's reasonable judgment, for the use and occupancy of the Premises, (b) freight and passenger elevator service if the Building contains an elevator and (c) electric current in amounts required for normal lighting by building standard overhead fluorescent fixtures and for normal fractional horsepower office machines. It is understood that such freight and passenger elevator service, electric current, HVAC Systems (defined below) and water will be available twenty-four (24) hours a day subject to the terms and conditions contained in this Lease. Landlord shall provide janitorial service five (5) days per week generally consistent with that furnished in other office buildings in the area in which the Building is located, and window washing as determined by Landlord. Landlord makes no representation with respect to the adequacy or fitness of the air conditioning or ventilation equipment in the Building to maintain temperatures which may be required for, or because of, any equipment of Tenant other than normal fractional horsepower office equipment and Landlord shall have no liability for loss or damage in connection therewith.

     7.1 Utility Expenses. For any such utility fees, use charges, or similar services that are not billed or metered separately to Tenant, including without limitation, water and sewer charges, and garbage and waste disposal (collectively "Utility Expenses"), Tenant shall pay to Landlord Tenant's Share of Utility Expenses. If Landlord reasonably determines that Tenant's Share of Utility Expenses is not commensurate with Tenant's use of such services, Tenant shall pay to Landlord the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord, based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services. If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. Tenant shall also pay Tenant's Share of any assessments, charges, and fees included within any tax bill for the Lot on which the Premises are situated, including without limitation, entitlement fees, allocation unit fees, sewer use fees, and any other similar fees or charges.

     7.2 Common Area Utility Costs. Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges and expenses (collectively, "Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (lst) day of each month throughout the balance of the Term of this Lease. Any reconciliation thereof shall be substantially in the same manner as set forth in Section 6.4 above.

     7.3 Miscellaneous. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, or other portions of the Project, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. If permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company referred to as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Project (the "Electric Service Provider") or continue to contract for service froth the Electric Service Provider, at Landlord's sole discretion. Tenant agrees to cooperate with Landlord, the Electric Service Provider, amid any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises. No change to an Alternate Service Provider shall increase Tenant's cost of electricity.

     7.4 Interruption of Utility Service. In the event any of the utility services essential to the use and occupancy of the Premises shall be interrupted (such that any of such services shall not be available for Tenant's use and occupancy of the Premises) for a period in excess of seventy-two (72) hours, such interruption shall not have been the result of or arise out of a casualty or condemnation within the terms of Sections 25 or 26, such interruption shall have had a material and adverse effect on Tenant's use and occupancy of the Premises, and Landlord actually receives insurance proceeds related to such interruption, curtailment or suspension of utility services, Tenant shall receive an abatement of one (1) day of Rent for each day subsequent to the expiration of such seventy-two (72) hour period that such utility interruption continues. Tenant shall not be entitled to any abatement or to exercise any termination rights in the event Tenant is in Chronic Default of this Lease.

8.   Late Charges

Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment by Tenant to Landlord of Base Rent (the fifth (5th) day of each month or any time thereafter), Operating Expenses (the 31st day after Tenant's receipt of Landlord's written demand therefor or any time thereafter), or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges amid penalties imposed on Landlord as a result of Tenant's late payment of Operating Expenses. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due, Tenant shall promptly pay to Landlord an additional sum equal to five percent (5%) of such delinquent amount plus interest on such delinquent amount at the rate equal to ten percent (10%) per annum for the time period such payments are delinquent as a late charge. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such c1ieck with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that the Landlord will incur by reason of late payment by Tenant. Acceptance of any late charges or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge become payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent to be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.   Use of Premises

     9.1 Compliance with Laws and Rules and Regulations. The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent. Landlord's consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 27 below, (ii) does not require any additional parking spaces, and (iii) is compatible and consistent with the other uses then being made in the Project and in other similar types of buildings in the vicinity of the Project, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, rules, codes, ordinances, statutes, orders and regulations as same exist from time to time throughout the Term of this Lease (collectively, the "Laws"), including without limitation, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, all regulations and guidelines related thereto and all requirements of Title 24 of the State of California (collectively, the "ADA"), and (b) any amid all rules and regulations set forth in Exhibit C hereto, any other reasonable rules and regulations promulgated by
   ---------
Landlord now or hereafter enacted relating to the construction of the Shell Improvements and/or the construction of the Tenant Improvements, parking and the operation of the Premises and/or any other part of the Project and any and all rules, restrictions and/or regulations imposed by any applicable owners association or similar entity or body provided same are enforced on a non-discriminatory basis and do not materially and adversely affect Tenant's Permitted Use (as set forth in the Basic Lease Information) of the Premises (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises, including without limitation, the Tenant Improvements, are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or other Alterations to the Premises and/or any other portion of the Project occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or Alterations or other improvements made to the Premises regardless of when such Laws became effective. In the event that any modifications or improvements to the Premises are occasioned by the enactment of, or changes to, any Laws after that date which is seven (7) years after the Commencement Date, Provided such modifications or improvements are unrelated to Tenant's particular use of the Premises, any costs, fees or expenses related thereto shall be paid by Landlord and shall become Operating Expenses, and Tenant shall pay the amortized portions of such Operating Expenses as provided in Section 6.1.4 of this Lease. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises or any other portion of the Project, including without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord's prior written consent thereto, which consent may be given or withheld in Landlord's sole discretion.

     9.2 Prohibition on Use. Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about any portion of the Premises or the Project without Landlord's prior written consent thereto. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of LandLord or other tenants or occupants of any portion of the Project. The Premises shall not be used for any unlawful purpose. Tenant shall not cause, maintain or permit any private or public nuisance in, on or about any portion of the Premises or the Project, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises or any other portion of the Project. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Except as specifically set forth in Section 38, Tenant shall not install any radio or television antenna, satellite dish, microwave, loudspeaker or other device on the roof or exterior walls of the Building or any other portion of the Project. Tenant shall not interfere with radio, telecommunication, or television broadcasting or reception from or in the Building or elsewhere. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas within the Project. Tenant shall not place any harmful liquids in the drainage systems or dump or store waste materials, refuse or other such materials, or allow such materials to remain outside the Building area, except for non-harmful materials which may be stored in refuse dumpsters.

10. Alterations; and Surrender of Premises

    10.1 Alterations. Tenant shall be permitted to make, at its sole cost and expense, non-structural alterations and additions to the interior of the Premises without obtaining Landlord's prior written consent provided the cost of same does not exceed Fifty Thousand Dollars ($50,000) cumulatively during any twelve (12) consecutive month period of the Term (the "Permitted Improvements"). Tenant, however, shall first notify Landlord in writing at least ten (10) days in advance of such alterations or additions comprising the Permitted Improvements so that Landlord may post a Notice of Non-Responsibility on the Premises. Except for the Permitted Improvements, Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions (collectively, with the Permitted Improvements, "Alteration(s)") to the Premises without the prior written consent of Landlord. If any such Alteration is expressly permitted by Landlord, Tenant shall deliver at least ten
(10) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All Alterations shall be at Tenant's sole cost and expense, and shall be installed by a licensed contractor (reasonably approved by Landlord) in compliance with all applicable Laws (including, but not limited to, the ADA), Development Documents, Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall, prior to construction of any and all Alterations, provide additional insurance as required, and also such assurances to Landlord, including without limitations, waivers of lien.

    10.2 Surrender of Premises. At the expiration of the Term or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, casualty, and normal wear and tear excepted), but with all interior walls cleaned, any carpets cleaned, all floors cleaned and waxed, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) in accordance with the provisions of Section 27 hereof. Normal wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or earlier termination of this Lease, (i) Tenant shall remove all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises and the other portions of the Project, (ii) Landlord may, by notice to Tenant given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant, at Tenant's expense, to remove any or all Alterations (other than the Tenant Improvements and provided that Tenant will not be required to remove any Alterations as to which, at the time that Tenant requested permission or approval for making such Alterations, Tenant requested that Landlord indicate whether or not such Alterations would be required to be removed and Landlord indicated that such Alterations would not be required to be removed) and Tenant shall remove such requested Alterations from the Premises, and (iii) to the extent Landlord has advised Tenant on or about the time that the Tenant Improvements were constructed and installed in the Premises that Tenant is to remove all or portions of the items comprising the Tenant Improvements (the "Removable Tls"), Tenant shall remove the Removable Tls. Tenant shall repair any damage caused by such removal of the Tenant's Property, the requested Alterations and the Removable Tls. For purposes hereof, the term "Tenant's Property" shall mean and refer to all equipment, trade fixtures, computer wiring and cabling, furnishings, inventories, goods and personal property of Tenant. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those Alterations which Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the expiration of the Term or earlier termination of this Lease, and in accordance with the provisions of this Section 10 and Section 27 below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Section 20 below) until the Premises are so surrendered in accordance with said provisions. Tenant shall indemnify, defend and hold Landlord and Landlord's Indemnitees (defined below) harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

11. Repairs and Maintenance

    11.1 Tenant's Repairs and Maintenance Obligations. Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below, Tenant shall, at its sole cost and expense, keep and maintain all parts of the Premises and such portions of the Building and improvements as are within the exclusive control of Tenant in good, clean and safe condition and repair, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original thereof, all of the foregoing to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or any of Tenant's Representatives and replacing any property so damaged by Tenant or any of Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for promptly maintaining, repairing and replacing (a) electrical wiring systems, electrical fixtures and electrical equipment exclusively serving the Premises, (b) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting exclusively serving the Premises or adjacent to the Premises, (c) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers,
(d) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (e) all tenant signage, (f) lifts for disabled persons serving the Premises, (g) security systems, except to the extent maintained by Landlord, and (h) all partitions, fixtures, equipment, interior painting, interior walls and floors, and floor coverings of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Additionally, Tenant shall be solely responsible for performance of the regular removal of trash and debris. Except as specifically set forth in Section 38, Tenant shall have no right of access to or right to install any device on the roof of the Building or make any penetrations of the roof of the Building without the express prior written consent of Landlord.

    11.2  Maintenance by Landlord. Subject to the provisions of Section 11.1 and
Section 25, and further subject to Tenant's obligation under Section 6 to reimburse Landlord, in the form of Additional Rent, for Tenant's Share of the cost and expense of the following described items, Landlord agrees to repair and maintain the following items: fire protection services (including without limitation, sprinkler systems)(the "Fire Protection Services"); the roof and roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages the roof coverings, in which event Tenant shall pay all costs relating to the presence of such additional equipment); the plumbing and mechanical systems (including without limitation, the heating, ventilation and air conditioning systems (collectively, the "HVAC Systems")) serving the Building; any rail spur and rail crossing; exterior painting of the Building; and the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Notwithstanding anything in this Section 11 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises and any other portion of the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or any of Tenant Representatives and to restore the Premises and the other affected portions of the Project, as applicable, to the condition existing prior to the occurrence of such damage. If Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Tenant shall promptly report, in writing, to Landlord any defective condition known to it which Landlord is required to repair, and failure to so promptly report after discovery of any such defect shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such condition.

Tenant acknowledges and agrees that Tenant has requested that Landlord repair and maintain the HVAC Systems and Landlord has agreed to do so subject to the following provisions. Tenant on its own behalf and on behalf of its agents, members, partners, employees, representatives, related and affiliated entities, successors and assigns hereby agrees that each of Landlord and Landlord's Indemnitees shall be, and are hereby, fully and forever released and discharged from and against all damages or losses to Tenant's Property, whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the repair, maintenance, performance or condition of the HVAC Systems or the Fire Protection Services (collectively, "HVAC Claim"), including, without limitation, any HVAC Claim or matter relating to or arising from any loss or damage to Tenant's Property. Tenant hereby waives and agrees not to commence any action, legal proceeding, cause of action or suits in law or equity, of whatever kind or nature, directly or indirectly, against Landlord or Landlord's Indemnitees or their agents in connection with any HVAC Claims and expressly waives the provisions of Section 1542 of the California Civil Code which provides:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
          CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE

                  MATERIALLY AFFECTED HIS SETTLEMENT WITH THE
                  DEBTOR

and all similar provisions or rules of law as the same may apply to any HVAC Claim. Tenant elects to and does assume all risk for such HVAC Claims heretofore and hereafter arising, whether now known or unknown by Tenant. Landlord has given Tenant material concessions regarding this transaction in exchange for Tenant agreeing to the provisions of this Section 11.2. Landlord and Tenant have each initialed this Section 11.2 to further indicate their awareness and acceptance of each and every provision hereof. The provisions of this Section
11.2 shall survive the expiration or earlier termination of this Lease.

    INITIALS: LANDLORD: [ILLEGIBLE]^^     TENANT: [ILLEGIBLE]^^
                        -----------               -----------

Notwithstanding the foregoing, at any time during the Term of this Lease Tenant may request Landlord's consent to Tenant's assumption of all management obligations relating to the HVAC Systems. Such consent shall be at Landlord's reasonable discretion and subject to (i) Landlord's written approval of Tenant's proposed HVAC Systems manager, including without limitation, Landlord's approval of such manager's license, experience and insurance coverage and (ii) Landlord's ability to terminate any existing management agreement relating to the HVAC System without penalty or cost to Landlord. In the event Tenant assumes such management obligations relating to the HVAC Systems, to the extent that capital expenditures must be made to replace such HVAC Systems, Landlord shall cause such work to be completed and such capital expenditures shall become Operating Expenses, and Tenant shall pay the amortized portions of such Operating Expenses as provided in Section 6.1.4 of this Lease.

    11.3 Landlord's Repairs and Maintenance Obligations. Subject to the provisions of Sections 11.1, 25 and 26, and except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of (i) the roof (excluding room membrane), (ii) floors, (iii) elevators, (iv) foundations and (v) exterior perimeter walls of the Building (exclusive of glass and exterior doors), and
(b) keep in good repair, and if required in Landlord's sole judgment, replace the structural portions of the roof of the Building (excluding the roof membrane).

    11.4 Tenant's Failure to Perform Repairs and Maintenance Obligation. If Tenant refuses or neglects to repair and maintain the Premises and the other areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's Property or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or Landlord's Representatives. If Landlord makes such repairs or maintenance, upon completion thereof Tenant shall pay to Landlord, as Additional Rent, Landlord's costs and expenses incurred therefor. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect with respect to the Premises.

12. Insurance

    12.1 Types of Insurance. Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender (which afford the following coverages: (i) worker's compensation and employer's liability, as required by law; (ii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use or occupancy of the Premises. Such insurance under (ii) above shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations and products liability. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Three Million Dollar ($3,000,000) aggregate limit and excess/umbrella insurance in the amount of Three Million Dollars ($3,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement; (iii) comprehensive automobile liability insurance with a combined single limit of at least One Million Dollars ($1,000,000) per occurrence for claims arising out of any company owned automobiles; (iv) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, covering damage to or loss of any of Tenant's Property and the Tenant Improvements located in, on or about the Premises, and in addition, coverage for earthquake, and business interruption of Tenant. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this clause (iv); and (v) such other insurance or higher limits of liability as is then customarily required for similar types of buildings within the general vicinity of the Project or as may be reasonably required by any of Landlord's lenders.

    12.2 Insurance Policies. Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California and (ii) having a "General Policyholders Rating " of at least A:VIII (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Five Thousand Dollars ($5,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least fifteen (15) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to material modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

    12.3 Additional Insureds and Coverage. Each of Landlord, Landlord's property management company or agent, and Landlord's lender(s) (of which Tenant has received written notice) having a lien against the Premises or any other portion of the Project shall be named as additional insureds or loss payees (as applicable) under all of the policies required in Section 12.1(ii) and, with respect to the Tenant Improvements, in Section 12.1(iv) hereof. Additionally, all of such policies shall provide for severability of interest. All insurance to be maintained by Tenant hereunder shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under
Section 13 of this Lease. Tenant shall not be liable for any damage to Landlord's property in excess of the insurance carried or required to be carried by Tenant hereunder. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives use of the Premises and any of the areas within the Project. Notwithstanding anything to the contrary contained herein, to the extent Landlord's cost of maintaining insurance with respect to the Building and/or any other buildings within the Project is increased as a result of Tenant's acts, omissions, Alterations, improvements, use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, each such increase as Additional Rent.

    12.4 Failure of Tenant to Purchase and Maintain Insurance. If Tenant fails to obtain and maintain the insurance required herein throughout the Term of this Lease, Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all losses, damages, expenses and costs which Landlord may sustain or incur by reason of Tenant's failure to obtain and maintain such insurance.

    12.5 Waiver of Subrogation. Notwithstanding anything to the contrary in this Lease, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier.

    12.6 Landlord's Insurance. Landlord shall maintain in full force and effect during the Term of this Lease, subject to reimbursement as provided in Section 6, policies of insurance which afford such coverages as are commercially reasonable and as is consistent with other properties in Landlord's portfolio. Landlord shall also procure such additional insurance coverage as Tenant shall reasonably request Landlord to obtain; provided, however, notwithstanding anything to the contrary contained herein, Tenant shall pay, and shall be solely responsible for, any and all cost, premiums and expenses of any such additional insurance, as Additional Rent, and Tenant shall pay same to Landlord within ten
(10) days of Landlord's demand therefor. Landlord shall obtain and keep in force during the Term of this Lease, as an item of Operating Expenses, a policy or policies in the name of Landlord, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Building, including all improvements, fixtures (other than trade fixtures) and permanent additions, rental interruption insurance for twelve (12) months' rent, and if available, off-premises services coverage. However, all alterations, additions and improvements made to the Premises by Tenant (other than the Tenant Improvements) shall be insured by Tenant rather than by Landlord. The amount of such insurance procured by Landlord shall be equal to the full replacement cost of the Building (excluding the cost of excavation and installation of footings), including all improvements and permanent additions as the same shall exist from time to time, or the amount required by Lenders. At Landlord's option, such policy or policies shall insure against all risks of direct physical loss or damage (including, without limitation, the perils of earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. If any such insurance coverage procured by Landlord has a deductible clause, the deductible shall not exceed commercially reasonable amounts, and in the event of any casualty, the amount of such deductible shall be an item of Operating Expenses as so limited. Notwithstanding anything to the contrary contained herein, to the extent the cost of maintaining insurance with respect to the Building and/or any other improvements within the Project is increased as a result of Tenant's acts, omissions, alterations, improvements (including without limitation, the Tenant Improvements), use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, such increase(s) as Additional Rent.

13. Limitation of Liability and Indemnity

    13.1 Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or Landlord's authorized employees, representatives, agents, licensees or contractors (collectively, "Landlord's Representatives"), Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns (collectively, the "Landlord Indemnitees") harmless and indemnify the Landlord Indemnitees from and against all liabilities, damages, demands, penalties, costs, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) (collectively, "Claims") arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises and other portions of the Project, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises, the Alterations or with the Tenant's Property therein, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

    13.2 Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or Landlord's Representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of the Landlord Indemnitees shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises or any other portion of the Project, including, but not limited to, any acts, errors or omissions of any other tenants or occupants of the Project. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Neither Landlord nor any of the Landlord Indemnitees shall be liable for any interference with light or air, for any latent defect in the Premises or the Building or for any loss or damage to Tenant's Property that may arise on account of or in any way be connected with the repair, maintenance, performance or condition of the HVAC Systems.

14. Assignment and Subleasing

    14.1 Prohibition. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease or any interest herein, permit any assignment or other such transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and Tenant's Representatives (all of the foregoing are sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is sometimes referred to as a "Transferee"). No consent to any Transfer shall constitute a waiver of the provisions of this Section 14, and all subsequent Transfers may be made only with the prior written consent of the Landlord, which consent shall not be unreasonably withheld, but which consent shall be subject to the provisions of the Section 14.

    14.2 Request for Consent. If Tenant seeks to make a Transfer, Tenant shall notify Landlord, in writing, and deliver to Landlord at least thirty (30) days (but not more than one hundred eighty (180) days) prior to the proposed commencement date of the Transfer (the "Proposed Effective Date") the following information and documents (the "Tenant Notice"): (i) a description of the portion of the Premises to be transferred (the "Subject Space"); (ii) all of terms of the proposed Transfer including without limitation, the Proposed Effective Date, the name and address of the proposed Transferee, and a copy of the existing or proposed assignment, sublease or other agreement governing the proposed Transfer; (iii) current financial statements of the proposed Transferee certified by an officer, member, partner or owner thereof, and any such other information as Landlord may then reasonably require, including without limitation, audited financial statements for the previous three (3) most recent consecutive fiscal years, if available; (iv) the Plans and Specifications (defined below), if any; and (v) such other information as Landlord may then reasonably require. Tenant shall give Landlord the Tenant's Notice by registered or certified mail addressed to Landlord at Landlord's Address specified in the Basic Lease Information. Within thirty (30) days after Landlord's receipt of the Tenant's Notice (the "Landlord Response Period") Landlord shall notify Tenant, in writing, of its determination with respect to such requested proposed Transfer and the election to recapture as set forth in Section 14.5 below. If Landlord does consent to the requested proposed Transfer, Tenant may thereafter assign its interests in and to this Lease or sublease all or a portion of the Premises to the same party and on the same terms as set forth in the Tenant's Notice. If Landlord fails to respond to Tenant's Notice within Landlord's Response Period, then, after Tenant delivers to Landlord thirty (30) days written notice (the "Second Response Period") and Landlord fails to respond thereto prior to the end of the Second Response Period, the proposed Transfer shall then be deemed approved by Landlord.

    14.3 Criteria for Consent. Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold its consent where (a) Tenant is in default of its obligations under this Lease beyond applicable notice and cure periods, (b) the use to be made of the Premises by the proposed Transferee is prohibited under this Lease or differs from the uses permitted under this Lease, (c) the proposed Transferee or its business is subject to compliance with additional requirements of the ADA beyond those requirements which are applicable to Tenant, unless the proposed Transferee shall (1) first deliver plans and specifications for complying with such additional requirements (the "Plans and Specifications") and obtain Landlord's written consent thereto, and (2) comply with all Landlord's conditions contained in such consent, (d) the proposed Transferee does not intend to occupy a substantial portion of the Premises assigned or sublet to it, (e) Landlord reasonably disapproves of the proposed Transferee's business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the proposed Transferee at the Premises, (f) the proposed Transferee is a governmental agency or unit or an existing tenant in the Project, (g) Landlord or Landlord's agent has shown space in the Project to the proposed Transferee or responded to any inquiries from the proposed Transferee or the proposed Transferee's agent concerning availability of space in the Project, at any time within the preceding six (6) months, (h) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or the Project, or increasing the expenses associated with operating, maintaining and repairing the Project, (i) either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, (the proposed Transferee, (1) occupies space in the Project at the time of the request for consent, (2) is negotiating with Landlord to lease space in the Project at such time, or (3) has negotiated with Landlord during the 12 month period immediately preceding the Tenant's Notice or
(j) the proposed Transferee will use, store or handle Hazardous Materials (defined below) in or about the Premises of a type, nature or quantity not then acceptable to Landlord.

    14.4 Effectiveness of Transfer and Continuing Obligations. Prior to the date on which any permitted Transfer becomes effective, Tenant shall deliver to Landlord (i) a counterpart of the fully executed Transfer document, (ii) an executed Hazardous Materials Disclosure Certificate substantially in the form of Exhibit F hereto (the "Transferee HazMat Certificate"), and (iii) Landlord's
---------
commercially reasonable standard form of Consent to Assignment or Consent to Sublease, as applicable, executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such consent instrument shall not release or discharge the Transferee from its obligation to do so or from any liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all such subleases. Each permitted Transferee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the Term of this Lease. No Transfer shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. An assignee of Tenant shall become directly liable to Landlord for all obligations of Tenant hereunder, but no Transfer by Tenant shall relieve Tenant of any obligations or liability under this Lease whether occurring before or after such consent, assignment, subletting or other Transfer. The acceptance of any or all of the Rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable (other than to an Affiliate (defined below)) by Tenant unless expressly authorized in writing by Landlord, Any transfer made without Landlord's prior written consent, shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a material default by Tenant of this Lease. As Additional Rent hereunder, Tenant shall pay to Landlord, a fee in the amount of five hundred dollars ($500) plus Tenant shall promptly reimburse Landlord for actual
                       ----
reasonable legal and other reasonable expenses incurred by Landlord in connection with any actual or proposed Transfer.

    14.5  Intentionally Deleted.

    14.6 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which (the Tenant hereby agrees is reasonable, Tenant shall pay to Landlord, as Additional Rent any "Transfer Premium" received by Tenant from such Transferee. The term "Transfer Premium" shall mean all rent, additional rent and other consideration payable by such Transferee which either initially or over the term of the Transfer exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease. Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the Transfer Premium.

    14.7 Waiver. Notwithstanding any Transfer, or any indulgences, waivers or extensions of time granted by Landlord to any Transferee, or failure by Landlord to take action against any Transferee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such Transferee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such Transferee.

    14.8 Affiliated Companies/Restructuring of Business Organization. The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under the common control with Tenant, or
(iii) any entity which purchases all or substantially all of the assets of Tenant, or (iv) any entity into which Tenant is merged or consolidated (all such persons or entities described in clauses (i), (ii), (iii) and (iv) being sometimes herein referred to as "Affiliates") shall not be deemed a Transfer under this Section 14 (hence, the aforesaid events shall not be subject to obtaining Landlord's prior consent; Landlord shall not have any right to receive any Transfer Premium in connection therewith; and Landlord shall not have the recapture rights described in Section 14.5 above), provided in all instances that:

          14.8.1 any such Affiliate was not formed as a subterfuge to avoid the obligations of this Section 14;

          14.8,2 Tenant give Landlord prior notice of any such assignment or sublease to an Affiliate;

          14.8.3 the successor of Tenant has as of the effective date of any such assignment or sublease a tangible net worth and net assets, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is sufficient to meet the obligations of Tenant under this Lease, as reasonably determined by Landlord;

          14.8.4 any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee (i.e., any such Affiliate), other than in the case of an Affiliate resulting from a merger or consolidation as described in Section 14.8(iv) above, shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

          14.8.5 Tenant and any guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease, except in the case of an Affiliate resulting from the acquisition of all or substantially all of the assets of Tenant described in Section
14 .8(iii) or from a merger or consolidation as described in Section 14.8(iv) above.

15.   Subordination

To the fullest extent permitted by law, this Lease, the rights of Tenant under this Lease and Tenant's leasehold interest shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, the Lot, or any other portion of time Project, and (ii) the lien of any mortgage or deed of trust which may now or hereafter exist for which the Building, the Lot, ground leases or underlying leases, any other portion of the Project or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to require this Lease be superior to any such ground teases or underlying leases or any such liens, mortgage or deed of trust. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, whether with respect to a present or a future ground lease, underlying lease, mortgage or deed of trust, Tenant shall attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises if Tenant is not in material default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be: (a) liable for any act or omission of any prior lessor or with respect to events occurring prior acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor, except as specifically set forth in this Lease; (c) bound by prepayment of more than one
(1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or
(d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) days of a demand or request by Landlord and in the form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's agreement to subordinate this Lease to any future ground or underlying tease or any future deed of trust or mortgage pursuant to the foregoing provisions of this Section 15 is conditioned upon Landlord delivering to Tenant from die lessor under such future ground or underlying lease or the holder of any such mortgage or deed of trust, a non-disturbance agreement (reasonably satisfactory to the parties thereto) agreeing, among other things, that Tenant's right to possession of the Premises pursuant to the terms and conditions of this Lease shall not be disturbed provided Tenant is not in default under this Lease beyond the applicable notice and cure periods hereunder (an "SNDA"). Tenant hereby acknowledges that as of the Lease Date there is a deed of trust encumbering amid in force against, the Premises, the Building and the Lot in favor of Union Bank of California, N.A.

16.   Right of Entry

Landlord and its agents shall have the right to enter the Premises at all reasonable times, upon reasonable prior notice (at least twelve (12) hours prior notice except in the event of aim emergency in which case no notice of any kind shall be required), for purposes of inspection, exhibition, posting of notices, investigation, replacements, repair, maintenance and alteration and Landlord and its agents shall use commercially reasonable efforts to minimize interference with Tenant's operations in the Premises and to comply with Tenant's commercially reasonable security measures. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary, regardless of any Tenant security measures, to enter the Premises in an emergency; provided Landlord shall have access to all of the Premises as long as Landlord provides Tenant with a reasonable opportunity to arrange for Landlord to be accompanied by a representative of Tenant. Landlord shall have time right to place "for rent", "for lease" or "for sale" signs in the Common Areas of the Project (excluding any areas on or within the Building's Tenant hereby waives any Claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any Claim for any of the foregoing arising out of the gross negligence or willful misconduct of Landlord or its authorized representatives. Landlord shall not show the Premises to prospective tenants or place "for rent" or "for lease" signs on the Premises prior to that date which is two hundred seventy (270) days before the expiration of the Term.

17.   Estoppel Certificate

Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within ten (10) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Building or other portions of the Project. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent has been paid in advance.

18.   Tenant's Default

The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

      18.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse;

      18.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder within three (3) business days after Landlord's delivery of written notice to Tenant that said payment is past due. Tenant agrees that any such written notice delivered by Landlord shall, to the fullest extent permitted by law, serve as the statutorily required notice under applicable law provided that such notice is served in accordance with California Code of Civil Procedure Section 1162;

      18.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within
(i) fifteen (15) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to (a) Hazardous Materials (defined in Section 27 hereof) or (b) the timely delivery by Tenant of an SNDA, a counterpart of a fully executed Transfer document and a consent thereto (collectively, the "Transfer Documents"), an estoppel certificate and insurance certificates, (ii) fifteen (15) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials and (iii) the time period, if any, specified in the applicable sections of this Lease with respect to subordination, assignment and sublease, estoppel certificates and insurance. However, Tenant shall not be in default of its obligations hereunder if such failure (other than any failure of Tenant to timely deliver an SNDA, the Transfer Documents, an estoppel certificate or insurance certificates, for which an additional cure period of three (3) business days shall be given to Tenant) cannot reasonably be cured within such fifteen (15) "day" period, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure; or

      18.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold.

19.   Remedies for Tenant's Default and Chronic Default

      19.1 Landlord's Rights. In the event of Tenant's material default under this Lease beyond applicable cure periods, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any of Tenant's Property and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 19 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions (which shall be amortized on a straight-line basis over the term of the new lease and Tenant shall pay the portion allocable to the remaining Term), expenses of cleaning and restoring the Premises to the condition required under this Lease, and other similar costs (collectively, the "Reletting Costs"), but the Reletting Costs shall exclude costs incurred in decorating or further improving the Premises or otherwise improving the Premises for a new tenant. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. Reletting may be for a period shorter or longer than the remaining term of this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at time maximum rate permitted by law from the date of such expenditure.

      19.2 Damages Recoverable. If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including all Reletting Costs and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(l) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of time Premises by reason of any default of Tenant hereunder.

      19.3 Rights and Remedies Cumulative. The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors' rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease beyond applicable notice and cure periods, all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

      19.4 Chronic Default. The term "Chronic Default" as used in this Lease shall mean that Tenant is in default beyond any applicable notice and cure period in the performance of any of its obligations under this Lease more than three (3) times in any twelve (12) month period, unless Tenant shall subsequently perform all of Tenant's obligations under this Lease without default beyond any applicable notice and cure period for a total of twenty-four
(24) consecutive months following the last default beyond any applicable notice and cure period.

20.   Holding Over

If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred twenty-five percent (125%) of the greater of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease or
(ii) the fair market rental rate for the Premises as of the commencement of such holdover period; provided, however, that if Tenant holds over after the expiration of the Lease Term hereof with the express consent of Landlord, in such case Base Rent shall be payable (x) for the first (1st) thirty (30) days following expiration of the Lease Term at a monthly rate equal to the Base Rent applicable during the last rental period of the Lease Term under this Lease, and
(y) thereafter, one hundred twenty-five percent (125%) of the greater of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease or (ii) the fair market rental rate for the Premises as of the commencement of such holdover period. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Section 20 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all Claims resulting from such failure, including but not limited to, any Claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

21.   Landlord's Default

Landlord shall not be considered in default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes hereof, a reasonable time shall be not less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

22.   Parking

Tenant may use, at no additional cost, the number of parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to ensure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same. In no event shall Tenant or any of Tenant's Representatives park or permit any parking of vehicles overnight.

23. Transfer of Landlord's Interest

If there is any sale or other transfer of the Premises or any other portion of the Project by Landlord or any of Landlord's interest therein, Landlord shall automatically be entirely released from all liability under this Lease accruing thereafter and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of such transfer, provided that such transferee shall have assumed in writing all of Landlord's obligations hereunder. Landlord shall use all reasonable efforts to provide Tenant with a copy of such assumption by such transferee, but providing Tenant with such a copy shall not be a condition to Landlord being released under this
Section 23. A ground lease or similar long term lease by Landlord of the entire Building or Lot, of which the Premises are a part, shall be deemed a sale within the meaning of this Section 23. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in material default of any of the provisions of this Lease.

24.   Waiver

No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent or any other payment due by one party to the other by the payee after default by either party shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular payment involved, and shall not prevent Landlord or Tenant from maintaining an unlawful detainer or other action based on such breach. No payment by either party or receipt by the other party of a lesser amount than the sums due hereunder shall be deemed to be other than on account of the earliest sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and either party may accept such check or payment without prejudice to such party's right to recover the balance of such sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

25.  Casualty Damage

     25.1 Casualty. If the Premises or any part [excluding any of Tenant's Property, any Tenant Improvements and any Alterations installed by or for the benefit of Tenant (collectively, the "Tenant's FF&E")] shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made, as reasonably determined by Landlord: (a) in less than one hundred eighty (180) days or (b) in one hundred eighty (180) days or more, from the date of such notice.

          25.1.1 Insured Damage Requiring Less Than 180 Days To Repair. If the Premises (other than the Tenant's FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed, as reasonably determined by Landlord, in less than one hundred eighty (180) days, then Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, subject to Landlord's right to terminate pursuant to Section 25.2 below (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). The Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant actually vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same. If Landlord fails to substantially complete such repairs in less than one hundred eighty (180) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty [such 180-day period to be extended for delays caused by Tenant or any of Tenant's Representatives ("Tenant Delays") or any force majeure events, which events shall include, but not be limited to, acts or events beyond Landlord's and/or its contractors' control, acts of God, earthquakes, strikes, lockouts, riots, boycotts, casualties not caused by Landlord or Tenant, discontinuance of any utility or other service required for performance of the work, moratoriums, governmental delays in issuing permits, governmental agencies and weather, and the lack of availability or shortage of materials ("Force Majeure Delays"); provided that none of such Force Majeure Delays shall extend said one hundred eighty (180) day period by more than sixty (60) additional days], Tenant may within ten (10) business days after expiration of such one hundred eighty (180) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate ten (10) business days after Landlord's receipt of such notice and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

          25.1.2 Major Insured Damage. If the Premises (other than the Tenant's FF&E) are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed, as reasonably determined by Landlord, in less than one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to and expeditiously vacates the Premises (but, in all events Tenant must vacate and surrender the Premises to Landlord by no later than ten (10) business days thereafter or there shall not be any abatement of Rent until Tenant so vacates the Premises). If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available and paid to Landlord to fully repair the damage or Tenant contributes any shortfall thereof to Landlord (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). During the time when Landlord is prosecuting such repairs to substantial completion, the Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant actually vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same.

          25.1.3 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease, if the Premises are substantially damaged or destroyed during the last year of then applicable term of this Lease, either Landlord or Tenant may, at their option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within thirty
(30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If either party so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant's receipt of delivery of such notice, as applicable, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

     25.2 Deductible and Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, the deductible amounts under the insurance policies obtained by Landlord (such deductible not to exceed ($10,000.00) and Tenant under this Lease if the proceeds of which are used to repair the Premises as contemplated in this Section 25. Notwithstanding the foregoing, if other portions of the Building are also damaged by said casualty and insurance proceeds are payable therefor, then Tenant shall only pay its proportionate share of the deductible as reasonably determined by Landlord. If any portion of the Premises is damaged and is not fully covered by the aggregate of insurance proceeds received by Landlord and any applicable deductible, and Tenant, at Tenant's option, does not contribute any shortfall thereof to Landlord, or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease. Notwithstanding anything to the contrary contained herein, if the holder of any indebtedness secured by the Premises or any other portion of the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

     25.3 Tenant's Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's Property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are actually unusable and unfit for occupancy and Tenant is not using or otherwise occupying same as specifically provided above in this Section 25. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time.

26.  CONDEMNATION

If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant's sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant's Property or for damages for cessation or interruption of Tenant's business provided such award is separate from Landlord's award and provided further such separate award does not diminish nor otherwise impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code Section 7262 and the unamortized portion of any Tenant Improvements paid for by Tenant (and Tenant shall not be deemed to have paid for any Tenant Improvements the cost of which were paid by the Tenant Improvement Allowance). If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building, as applicable, to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

27.  ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS

     27.1 Hazardous Materials Disclosure Certificate. Prior to executing this Lease, Tenant has delivered to Landlord Tenant's executed initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit F. Tenant covenants, represents and warrants
                            ---------
to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, deliver to Landlord upon Landlord's request therefor, an executed Hazardous Materials Disclosure Certificate (the "HazMat Certificate") describing Tenant's then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificates required hereunder shall be in substantially the form attached hereto as Exhibit F.
                                          ---------

     27.2 Definition of Hazardous Materials. As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Project or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises, any other portion of the Project or any surrounding property. For purposes of this Lease, the term "Hazardous Materials" shall not include nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not actionable under any Environmental Laws.

     27.3 Prohibition; Environmental Laws. Except for those Hazardous Materials of the type and in the quantities specified in the Initial HazMat Certificate and in the HMMP (defined below), Tenant shall not be entitled to use or store any Hazardous Materials on, in, or about any portion of the Premises and the Project without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord, in its sole discretion, consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing. Any such usage and storage may only be to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord. In all events such usage and storage must at all times be in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Except for the double contained, leakage monitored above-ground tank specified in the HMMP, Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Such above-ground tank in which diesel fuel is stored, used and/or distributed therefrom shall be sealed in a leak-proof, double contained tank using the best available technology at the time of installation. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 27 or to determine if Hazardous Materials are present in, on or about the Project, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage or release of Hazardous Materials or the disposal or remediation thereof, it being understood that Tenant shall be solely responsible for all liability in connection therewith. Notwithstanding anything to the contrary contained herein, Tenant and Tenant's Representatives shall not conduct any diesel or gas filling operations in, on, at or about the Premises it being Tenant's intention to solely use said diesel for emergency generator situations only provided Tenant may activate the generator for commercially reasonable testing purposes. In addition to the foregoing, Tenant and Tenant's Representatives shall limit the types and amounts of Hazardous Materials to be stored at the Premises to the types and quantities specified in the Initial HazMat Certificate attached hereto.

     27.4 Tenant's Environmental Obligations. Tenant shall give to landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas; provided that Tenant has actual, implied or constructive knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Project and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Project. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof with respect to Tenant's or Tenant's Representative's use, storage or release of Hazardous Materials or the disposal or remediation thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate such Hazardous Materials used, stored, disposed, remediated or released by Tenant or Tenant's Representatives, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises and the other portions of the Project after the satisfactory completion of such work. Notwithstanding anything to the contrary contained herein and in addition to Tenant's obligations under this
Section 27.4 any Hazardous Materials to be stored at the Premises by Tenant and/or Tenant's Representatives shall be stored in the tank and concrete containment structure for the tank and the generators, and handled in the manner specified in the draft Hazardous Material Management Plan for Tenant's operation at the Building (the final approved version thereof referred to as the "HMMP") and in strict accordance with all Environmental Laws, including without limitation, the regulations, standards and requirements of the National Fire Protection Association and the applicable building and fire departments. In addition to any other rights and remedies available to Landlord under the provisions of this Lease, it will be a material default if Hazardous Materials are stored and/or used in, on, at or about the Premises in quantities, or are of a type, other than as specified in the Initial HazMat Certificate hereto or any subsequent HazMat Certificate, or any Hazardous Materials are handled in any manner which is different from those procedures specified in the HMMP or as otherwise required by Environmental Laws. In addition to any other requirements imposed upon Tenant and Tenant's Representatives under this Section 27 or in any other provision of this Lease Tenant shall give immediate written notice to Landlord of: (a) any enforcement, remediation, or other regulatory action or order, taken or threatened, by and agency regarding, or in connection with, the presence, release or threat of release of any Hazardous Materials in, on, under, about or from the Premises, or otherwise resulting from Tenant's or Tenant's Representatives' use of the Premises; (b) all demands or claims made or threatened by any third party against Tenant or any of Tenant's Representatives and relating to liability, loss, damage, or injury resulting from the presence, release or threat of release of any Hazardous Materials in, on, under, about or from any portion of the Premises, or otherwise arising, in any manner whatsoever, from Tenant's or Tenant's Representatives' use of the Premises; (c) any spill, release, or discharge of Hazardous Materials in, on, under, about or from the Premises, including without limitation, any such spill, release, or discharge required to be reported to any agency under any Environmental Law; and
(d) all incidents or matters where Tenant or any of Tenant's Representatives is required to give notice to any agency pursuant to any Environmental Laws. Tenant shall post and maintain such notices in, at and about the Premises as required by any Environmental Laws, including without limitation, any notices required under Proposition 65. Tenant shall promptly provide to Landlord true and complete copies of all materials, reports, technical data, notices, and correspondence relating to the above incidents or any other matters subject to Landlord notification or notification to other tenants in the Park or to the general public. Tenant shall also obtain and promptly provide to Landlord true and complete copies, revisions, and/or modifications of all building permits, permits, fire permits, manufacturer specifications for the tank and the generators, approvals, and registrations Tenant receives or submits with respect to its operations on the Premises, including without limitation, any revisions or modification to its HMMP, and, at a minimum annually, inspection reports, leakage reports and test results for the tank and generators. Tenant hereby covenants, represents and warrants that it shall promptly and diligently prepare and deliver to Landlord a final approval HMMP with respect to the Premises by no later than sixty (60) days after the Lease Date. in addition to the foregoing, Tenant shall (1) implement vapor control and spill prevention control measures for the tank and the generators, (2) obtain inspection reports from the applicable building and fire departments after the installation of the tank and the generators, and (3) promptly deliver to Landlord evidence thereof, including a true and complete copy of all such inspection reports.

     27.5 Environmental Indemnity by Tenant. In addition to Tenant's obligations as set forth hereinabove, Tenant agrees to, and shall protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all Claims

(including, without limitation, diminution in value of any portion of the Premises or the Project, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Project) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Project as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Project nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 27.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

     27.6 Survival. Tenant's obligations and liabilities pursuant to the provisions of this Section 27 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Project is not in compliance with the provisions of this Lease with respect to Hazardous Materials used, stored, disposed, remediated or released by Tenant or Tenant's Representatives, including without limitation, all Environmental Laws at the expiration or earlier termination of this Lease, then Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials used, stored, disposed, remediated or released by Tenant or Tenant's Representatives except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws as a result of Tenant's or Tenant's Representatives' use, storage or release of Hazardous Materials or the disposal or remediation thereof. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Project in any manner whatsoever related to directly, or indirectly, Hazardous Materials used, stored or released by Tenant or the disposal or remediation thereof. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 20 of this Lease.

     27.7. Tenant's Exculpation. Notwithstanding anything to the contrary in this Lease, Tenant shall not be liable to Landlord for nor otherwise obligated to Landlord under any provision of the Lease with respect to the following: (i) any claim, remediation, obligation, investigation, liability, cause of action, attorney's fees, consultants' cost, expense or damage resulting from any Hazardous Materials present in, on or about the Premises or the Building to the extent not caused or otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises or the Building directly caused by any source, including third parties, other than Tenant or Tenant's Representatives; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, attorneys' and experts' fees and costs) and losses to the extent (a) Tenant or any of Tenant's Representatives contributes to the presence of such Hazardous Materials, or Tenant and/or any of Tenant's Representatives exacerbates the conditions caused by such Hazardous Materials, or (b) Tenant and/or Tenant's Representatives allows or permits persons over which Tenant or any of Tenant's Representatives has control, and/or for which Tenant or any of Tenant's Representatives are legally responsible, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Common Areas or the Building, or (c) Tenant and/or any of Tenant's Representatives does not take all reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Common Areas or the Building. Subject to the provisions of the immediately preceding sentence, Landlord agrees to remediate, to the extent required by applicable Environmental Laws, at Landlord's sole cost and expense, any Hazardous Materials in or on the Premises or the Building to the extend not caused or otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives. Tenant hereby acknowledges and agrees as follows: (a) prior to executing this Lease Tenant has received or has had ample opportunity to review (as applicable) a true and complete copy of that certain Phase I Environmental Site Assessment report dated April 8, 1998, prepared by Lowne Associates (the "Environmental Report"); (b) except for permissibly disclosing and delivering a copy thereof to its employees, officers and invitees, not to disseminate or otherwise permit any employee, agent or other person over which Tenant has lawful authority to copy, publish or otherwise disseminate the Environmental Report or the information contained therein (except as may be lawfully compelled or otherwise required by valid rule, regulation, or law); and (c) Landlord has provided to Tenant the Environmental Report for informational purposes only and Tenant may not rely upon the information contained in the Environmental Report unless and until Tenant obtains the environmental firm's written consent to such reliance thereon by Tenant.

28.  Financial Statements

Tenant and any permitted Transferee, for the reliance of landlord, any lender holding or anticipated to acquire a lien upon any portion of the Project or any prospective purchaser of any portion of the Project within ten (10) days after Landlord's request therefor, but not more often than twice annually so long as Tenant is not in material default of this Lease, shall deliver to landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available). If audited financial statements have not been prepared, Tenant and any permitted Transferee shall provide Landlord with unaudited financial statements and such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant and any permitted Transferee. Landlord shall not furnish the financial statements or disclose any information therein to any person or entity other than the proposed lender or purchaser, except for permissibly disclosing and delivering a copy thereof to its employees and officers and except as may be lawfully compelled or otherwise required by valid rule, regulation or law, and Landlord shall take appropriate reasonable steps to assure that the confidentiality of the financial statements is maintained by such lender or purchaser or Landlord's employees and officers.

29.  General Provisions:

     29.1 Time. Time is of the essence in this Lease and within respect to each and all of its provisions in which performance is a factor.

     29.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     29.3 Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

     29.4 Landlord Exculpation. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Building, and Tenant agrees to look solely to Landlord's interest in the Building for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord, including without limitation, any property management company of Landlord (collectively, the "Landlord Parties"). It is the parties' intention that Landlord and the Landlord Parties shall not in any event or circumstance be personally liable, in any manner whatsoever, for any judgement or deficiency hereunder or with respect to this Lease. The liability of Landlord under this Lease is limited to liability accruing during its actual period of ownership of title to the Building.

     29.5 Severability and Governing Law. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

     29.6 Attorneys' Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

     29.7 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any maner to the rental, use ad occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

     29.8 Warranty to Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Landlord and Tenant represent and warrant that each person executing this Lease on their behalf is duly and validly authorized to do so. If such party is a partnership, corporation or trustee, such party represents and warrants that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

     29.9 Notices. All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by (i) overnight courier, cost prepaid, (ii) United States certified or registered mail, postage prepaid, return receipt requested or (iii) delivered personally (a) to Tenant at the Tenant's Address set forth in the Basic Lease Information, on to such other place as Tenant may from time to time designate in a Notice to Landlord; (b) to Landlord at Landlord's Address set forth in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given one (1) business day after being deposited with an overnight courier, three (3) days after being deposited in the U.S. mail or upon the date personal delivery is made.

     29.10 Joint and Several; Covenants and Conditions. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

     29.11 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep and maintain such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, space planning consultants, employees, shareholders, lenders, and prospective assignees and subtenants.

     29.12 Landlord Renovations. Tenant acknowledges that Landlord may from time to time, at Landlord's sole option, renovate, improve, develop, alter, or modify (collectively, the "Renovations") portions of the Building, Premises, Common Areas and the Project, including without limitation, systems and equipment, roof, and structural portions of the same. In connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the Common Areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility, or for any reason be liable to Tenant, for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's Property, Alterations or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations; provided, Landlord shall use commercially reasonable efforts to minimize disruption to Tenant's business.

30.  Signs

All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed) and shall be subject to and in compliance with all applicable Laws, Development Documents, Recorded Matters, Rules and Regulations, and Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit E hereto. Tenant
                                                       ---------
shall remove all such signs and graphics prior to the expiration of earlier termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises. Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs and make any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which are likely to interfere with the visibility of any sign, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the other portions of the Project be permitted hereunder. Tenant further agrees to maintain each such sign and graphics, as may be approved, in good condition and repair at all times.

31. Mortgagee Protection

Upon any default on the part of Landlord, Tenant will give written Notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving Notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender and Landlord shall release Tenant as to such payments so made and received by such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord. If, in connection with obtaining financing for the Premises on any other portion of the Project, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially and adversely affect Tenant's rights or obligations hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

32. Warranties of Tenant

Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect to such investigation and the execution of this Lease. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

33. Brokerage Commission

Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) specified in the Basic Lease Information, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the Lease Date. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

34. Quiet Enjoyment

Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease beyond applicable notice and cure periods, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly have, hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas. The foregoing covenant is in lieu of any other covenant express or implied.

35. Adjustments to Base Rent

The monthly Base Rent payable by Tenant to Landlord, as set forth in this Lease, shall be adjusted and increased as follows after the twelfth (12/th/) full calendar month of the Term of this Lease:

     Months             Monthly Amount
     ------             --------------

      13-24             $196,158.38 (1.035% of Base Rent for months 1-12)
      25-36             $203,023.93 (1.035% of Base Rent for months 13-24)
      37-48             $210,129.77 (1.035% of Base Rent for months 25-36)
      49-60             $217,484.32 (1.035% of Base Rent for months 37-48)
      61-72             $225,096.27 (1.035% of Base Rent for months 49-60)
      73-84             $232,974.65 (1.035% of Base Rent for months 6 1-72)
      85-96             $241,128.77 (1.035% of Base Rent for months 73-84)
     97-108             $249,568.28 (1.035% of Base Rent for months 85-96)
    109-120             $258,303.17 (1.035% of Base Rent for months 97-108)

36.  Option to Extend the Lease Term

     36.1 Grant of Extension 0ption. Subject to the provisions, limitations and conditions set forth in Section 36.5 below, Tenant shall have an option (the "Option") to extend the initial term of the Lease for one (1) successive five (5) year period (the "Extended Term").

     36.2 Tenant's Option Notice. Landlord must receive written notice (an "Option Notice") from Tenant of Tenant's exercise of the Option on a date which is not more than twelve (12) months nor less than nine (9) months prior to the end of the initial term of the Lease.

     36.3 Establishing the Initial Monthly Base Rent for the Extended Term. The initial monthly Base Rent for the Extended Term shall be one hundred percent (100%) of the then current market rent for the then current use of the Premises within the competitive market area of the Premises (the "Fair Rental Value"). Notwithstanding the foregoing, "Fair Rental Value" of the Premises means the current market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements (but only to the extent the cost of which has been contributed to by Landlord), and the monthly base rent and additional rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises. In no event shall the monthly Base Rent for any period of the Extended Term, as determined pursuant to this Section 36.3, be less than the highest monthly Base Rent charged during the initial term of the Lease.

           (a) Determination of Base Rent for the Extended Term. Base Rent for the Extended Term of this Lease, if applicable, shall be a monthly sum, (which in no event shall be less than the monthly sum payable during the last full calendar month of the initial term), which shall be determined as follows:

                 (i) Within fifteen (15) days after Landlord's receipt of the Option Notice, Landlord and Tenant shall meet at such times as they shall mutually agree and endeavor in good faith to agree upon the Base Rent for the Extended Term.

                 (ii) If Landlord and Tenant are unable to agree, during the period stated in subsection (a)(i), on the Base Rent for the Extended Term, such Base Rent shall be determined by appraisal in the manner provided in subsection (b) below.

           (b) Appraisal Process. If Landlord and Tenant are unable to agree upon the amount of Base Rent payable during the Extended Term, as provided above, they each shall, not later than ten (10) days after the end of the period for attempting to agree upon Base Rent, appoint an independent M.A.I. appraiser who shall have at least ten (10) years experience in the commercial real estate market in which the Premises is located and shall be familiar with the valuation of comparable property in such area and otherwise qualified to act as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Within said ten (10) day period, each party shall notify the other party in writing of the name, address, telephone number and qualifications of its appraiser so appointed. If cither party shall fail to notify the other party of its appraiser within said ten (10) day period, the determination of Base Rent by the single appraiser appointed shall be conclusive and binding upon both Landlord and Tenant.

               (i) The appraisers appointed pursuant to this subsection (b) shall determine the "Fair Rental Value" for the Premises as of the date of calculation thereof.

               (ii) The appraisers shall, not later than seven and one-half (7 1/2) months prior to the expiration of the initial term, report in writing to the party appointing him/her their opinion as to the Fair Rental Value. Each party shall, promptly upon receipt of the appraisal report from its appraiser, provide the other party with a copy thereof. Not later than seven (7) months prior to the expiration of the initial Term, Landlord and Tenant shall meet at such times as they shall mutually agree and endeavor in good faith to agree upon the Base Rent based upon the reports of the appraisers. If Landlord and Tenant are unable to agree on the Base Rent within the time specified above, the appraisers shall appoint a third (3rd) appraiser, qualified as aforesaid, who shall, not later than six (6) months prior to the expiration of the initial Term, determine the Fair Rental Value on the basis of the two (2) appraisal reports previously prepared and consultation with such appraisers and/or other experts and competent authorities as such third (3rd) appraiser shall deem relevant or appropriate in his/her discretion. So long as it is not inconsistent with any of the express provisions of this Lease and is not arbitrary and capricious, the written report and determination of Fair Rental Value by the third (3rd) appraiser shall be accepted by Landlord and Tenant as the Base Rent, which determination shall be final and binding and enforceable in a court of competent jurisdiction with the same force and effect as if the same were a judgment duly entered by such court. In the event that the two (2) originally appointed appraisers cannot for any reason agree on a third (3rd) M.A.I. appraiser, then either Landlord or Tenant, on behalf on both, may request appointment of such third M.A.I. appraiser by the then Chief Judge of the United States District Court having jurisdiction over the Premises, and neither party shall raise any question as to such Judge's full power and jurisdiction to entertain the application for and make such appointment hereunder.

              (iii) In the use of appraisers hereunder, each party shall pay the fees and expenses of its own appraiser and shall share equally the fees and expenses of any third (3rd) appraiser appointed hereunder.

Upon determination of the initial monthly Base Rent for the Extended Term, pursuant to the terms outlined above, Landlord and Tenant shall immediately execute an amendment to the Lease. Such amendment shall set forth among other things, the initial monthly Base Rent for time Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to further extend the term of the Lease under this Section 36 unless Landlord and Tenant otherwise agree in writing.

     36.4 Condition of Premises and Brokerage Commissions for the Extended Terms. If Tenant timely and properly exercises the Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its term "AS--IS" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will solely be responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Option; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

     36.5 Limitations On, and Conditions To, Extension Options. The Option described in this Section 36 is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the lease except for an assignment to an Affiliate as part of the assignment of the entirety of this Lease. At Landlord's option, all rights of Tenant and any Affiliate in, to and under the Option described in this Section 36 shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant or the Affiliate, as the case may be, is in default in the performance of any of its obligations under this Lease beyond applicable notice and cure periods at the time of Tenant's or the Affiliate's (as the case may be) exercise of the Option to extend the initial term of this Lease; and/or
(2) Tenant or the Affiliate (as the case may be) has assigned all of its rights and obligations under the Lease to any party other than an Affiliate, or Tenant has subleased all of the Premises; and/or (3) Tenant has failed to exercise properly the Option described in this Section 36 in a timely manner in strict accordance with the provisions of this Section 36; and/or (4) Tenant or the Affiliate (as the case may be) no longer has possession of all of the Premises under the Lease.

37.  Letter of Credit

Simultaneously with Tenant's delivery to Landlord of this Lease, the first month's Base Rent and Security Deposit in accordance with the provisions of
Section 3 above, Tenant shall &liver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease beyond applicable notice and cure periods, an irrevocable and unconditional negotiable letter of credit, in the form and containing the terms required herein, payable in the City of Sunnyvale, California, running in favor of Landlord issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association (the "Issuer"), in the amount of Two Million Two Hundred Seventy-four Thousand Three Hundred Dollars ($2,274,300), (the "Letter of Credit"). The Letter of Credit shall be (a) at sight, irrevocable and unconditional, (b) maintained in effect, whether through replacement, renewal or extension, until the earlier of one (1) month after the Term or until such time as Tenant achieves two (2) consecutive years of profitability as reported in Tenant's audited 10K filings while maintaining a minimum liquidity ("Minimum Liquidity") of Five Million Dollars ($5,000,000) with Minimum Liquidity calculated as unrestricted cash plus fifty percent (50%) of accounts receivable (the "Letter of Credit Expiration Date") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty
(30) days prior to the expiration of the Letter of Credit (until the Letter of Credit Expiration Date), without any action whatsoever on the part of Landlord,
(c) subject to the Uniform Customs and Practices for Documentary Credits (1993-
Rev) International Chamber of Commerce Publication 11500, (d) acceptable to Landlord in its reasonable discretion, and (e) fully assignable by Landlord by amendment thereto in accordance with customary letter of credit practice and shall permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that: (1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the fact amount of the Letter of Credit (but only to the extent Landlord deems necessary to cover any losses and damages Landlord has suffered as a result of such default by Tenant beyond applicable notice and cure periods) upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement certifying that such (A) amount to be drawn on the Letter of Credit is the amount due Landlord as a result of Tenant's default beyond applicable notice and cure periods, it being understood that if Landlord or its managing agent be a limited liability company, corporation, partnership or other entity, then such statement shall be signed by a managing member (if a limited liability company), an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity), and (B) an event of default has occurred under this Lease and, all applicable notice and cure periods have elapsed; (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and
(3) in the event of a transfer of Landlord's interest in the Premises, Landlord shall transfer the Letter of Credit, in whole or in part (or cause at Tenant's expense a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any default on the part of Tenant hereunder which continues beyond any applicable notice and cure periods. Tenant further acknowledges and agrees that if Landlord cannot draw upon the Letter of Credit within the times and in the manner as anticipated by Landlord herein, Landlord shall suffer irreparable damage, harm and injury. From the to time during the Term of this Lease, including, but not limited to, the event whereby Tenant meets certain financial condition criterion as set forth in this Section 37, it is anticipated by the parties that the Letter of Credit will need to be amended, modified and, possibly reissued. Landlord and Tenant hereby covenant and agree to cooperate with one another to promptly effectuate any such amendments, modifications and new issuances, including without limitation, executing and submitting to the Issuer any and all documents or instruments as may be reasonably required to effectuate same. Each and every time during the Term of this Lease there is a change in the identity or address of the parties, including without limitation, any change in the identity of Landlord due to the sale, transfer or other conveyance by Landlord of its rights and interests in, to and under this Lease to any other party, person or entity, the Letter of Credit shall immediately be amended or reissued to reflect such changes and the parties hereby agree to execute and submit to the Issuer such further applications, documents and instruments as may be necessary to effectuate same. It is the intention of the parties that each and every successor and assign of both Landlord and Tenant be bound by and subject to the terms and provisions of this Section 37. Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, assign all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such assignment is separate from or as a part of the assignment by Landlord of its rights and interests in and to this Lease. If, as a result of any such application of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than Two Million Two Hundred Seventy-four Thousand Three Hundred Dollars ($2,274,300), Tenant shall within five (5) business days thereafter provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of Two Million Two Hundred Seventy-four Thousand Three Hundred Dollars ($2,274,300) and each such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 37, and if Tenant fails to do so, notwithstanding anything to the contrary contained in Section 19 hereof, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), which shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring letter of credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the mount and terms set forth in this Section 37, Landlord shall have the right to present such Letter of Credit to the bank in accordance with the terms of this Section 37, and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Least beyond applicable notice and cure periods; provided, in the event of such draw upon the Letter of Credit, Tenant may thereafter provide a replacement letter of credit in the amount and on the terms set forth in this Section 37 and Landlord shall promptly thereafter reimburse Tenant the amount of said draw. If there shall occur a default under this Lease beyond applicable notice and cure periods as set forth in Section 19 of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit, in part or in whole, but only to the extent Landlord deems necessary to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default beyond applicable notice and cure periods. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), (ii) subject to the terms of such
Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time). The parties hereto recite that, with respect to the Letter of Credit, (x) the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time) and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy to the Letter of Credit and (y) Tenant waives any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Notwithstanding anything to the contrary in this Section 37, the face amount of the Letter of Credit shall be reduced as follows: if at any time following the fourth (4/th/) year of the Term of this Lease, Tenants' net worth as reported in Tenant's 1OK filing with the SEC for any fiscal year commencing after said fourth (4/th/) year of the Term of this Lease (for purposes hereof, net worth shall be calculated as follows: total assets minus total liabilities and excluding inter company or affiliate liabilities and notes or accounts receivable) is at least Two Hundred Million Dollars ($200,000,000) (the "Minimum Net Worth"), then the face amount of the Letter of Credit shall decline to One Million One Hundred Thirty Seven Thousand One Hundred Fifty Dollars ($1,137,150) (the "Initial Reduction"). Furthermore, if Tenant maintains the Minimum Net Worth for two (2) consecutive fiscal years after the Initial Reduction, as reported in Tenant's 10K filing with the SEC, the Letter of Credit shall expire.

38.  Satellite Dish.

Tenant shall have the right (but only to the extent permitted by the City of Sunnyvale and all agencies and governmental authorities having jurisdiction thereof, at Tenant's sole cost and expense, to install and operate a satellite or microwave dish or dishes ("Satellite Dishes") along with any necessary cables ("Cables") on a portion of the roof of the Building to be designated by Landlord ("Roof Space") for the Term of the Lease (the Satellite Disks and Cables are hereinafter collectively referred to as the "Equipment"). The location and size of the Equipment shall be subject to Landlord's approval, not to unreasonably withheld and which best promotes the safety, aesthetics and efficiency of the Equipment; provided, all of the Equipment and any modifications thereto or placement thereof shall be (i) at Tenant's sole cost and expense, (ii) contained visually within the roof screen, (iii) installed and operated to Landlord's reasonable specifications and supervision or review, and
(iv) installed, maintained, operated and removed in accordance with all Recorded Matters and applicable Laws. Landlord shall cooperate reasonably with Tenant to modify the roof screen placement (subject to all applicable Laws and Recorded Matters) if required for signal quality, reconfiguration due to the installation of any HVAC Systems and other reasonable considerations; provided, the cost of all such modifications shall be the responsibility of Tenant. All modifications to the Building, including the Roof Space, if any, shall be reasonably approved by Landlord prior to commencement of my work with respect to the Equipment. No additional rent shall be paid by Tenant for use of the Roof Space and operation of the Equipment. The Equipment shall remain the property of Tenant and Tenant shall remove the Equipment upon the expiration or earlier termination of the Lease. Tenant shall restore the Roof Space and any other portion of the Building affected by the Equipment to its original condition, excepting ordinary wear and tear and/or damage or destruction due to fire or other casualty not caused directly or indirectly by Tenant, its agents, employees, contractors or the Equipment or any part thereof. Tenant may not assign, lease, rent, sublet or otherwise transfer any of its interest in the Roof Space or the Equipment except together with the remainder of all of the Premises as more particularly set forth in Section 14. Each of the other provisions of this Lease shall be applicable to the Equipment and the use of the Roof Space by Tenant, including without limitation, Sections 12 and 13 of this Lease. The Equipment shall comply with all-non-interference rules of the Federal Communications Commission. If applicable, Tenant shall provide to Landlord a copy of (i) the Federal Communications Commission (or other agency) grant which has awarded frequencies to Tenant and (ii) a list of Tenant's frequencies. Anything to the contrary contained herein notwithstanding, if, during the Lease Term, as such Term may be extended, Landlord, in its reasonable judgment, believes that the Equipment poses a human health or environmental hazard that cannot be remediated or has not been remediated within ten (10) days after Tenant has been notified thereof, then Tenant shall immediately cease all operations of the Equipment and Tenant shall remove all of the Equipment within thirty (30) days thereafter. To the best of Tenant's knowledge, Tenant represents to Landlord that the Equipment shall not emit or project any electro-magnetic fields which pose a human health or environmental hazard. In addition, Tenant shall be responsible for insuring the Equipment and Landlord shall have no responsibility therefor. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord from any and all claims, demands, liabilities, damages, judgments, costs and expenses (including reasonable attorneys' fees) Landlord may suffer or incur arising out of or related to the installation, use, operation, maintenance, replacement and/or removal of the Equipment or any portion thereof.

39.  Emergency Generator.

Tenant shall have the right (but only to the extent permitted by the City of Sunnyvale and all agencies and governmental authorities having jurisdiction thereof), at Tenant's sole cost and expense, to install and operate an emergency electrical generator (the "Generator") along with any necessary cables ("Cables") on ;I portion of the Lot to be reasonably approved by Landlord ("Generator Space") for the Term of the Lease (the Generator and Cables are hereinafter collectively referred to as the "Equipment"). The location and size of the Equipment shall be subject to Landlord's approval, not to unreasonably withheld and which best promotes the safety, aesthetics and efficiency of the Equipment; provided, all of the Equipment and any modifications thereto or placement thereof shall be (i) at Tenant's sole cost and expense, (ii) installed and operated to Landlord's reasonable specifications and supervision or review, and (iii) installed, maintained, operated and removed in accordance with all Recorded Matters and applicable Laws. No additional rent shall be paid by Tenant for use of the Generator Space and operation of the Equipment. The Equipment shall remain the property of Tenant and Tenant shall remove the Equipment Upon the expiration or earlier termination of the Lease. Tenant shall restore the Generator Space and any other portion of the Building affected by the Equipment to its original condition, excepting ordinary wear and tear and/or damage or destruction due to fire or other casualty not caused directly or indirectly by Tenant, its agents, employees, contractors or the Equipment or any part thereof. Tenant may not assign, least, rent, sublet or otherwise transfer any of its interest in the Generator Space or the Equipment except together with the remainder of all of the Premises as more particularly set forth in Section 14. Each of the other provisions of this Lease shall be applicable to the Equipment and the use of the Generator Space by Tenant, including without limitation, Sections 12, 13 and 27 of this Lease. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord from any and all claims, demands, liabilities, damages, judgments, costs and expenses (including reasonable attorneys' fees) Landlord may suffer or incur arising out of or related to the installation, use, operation, maintenance, replacement and/or removal of the Equipment or any portion thereof.

    IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

LANDLORD:

SEQUOIA DEL RAY, LLC,
a California limited liability company

BY: J.P. DINAPOLI COMPANIES, INC.,
    a California corporation, manager


     By: /s/ J. Philip DiNapoli
        -------------------------------
        J. Philip DiNapoli, President


TENANT:

LOUDCLOUD, INC.,
a Delaware corporation

By: /s/ Signature Illegible^^
   ------------------------------------
Its: Executive VP
    -----------------------------------


By:____________________________________
Its:___________________________________



IF Tenant is a CORPORATION, the authorized officers must sign on behalf of the
               -----------
corporation and indicate the capacity in which they are signing. The Lease must BE executed by the president or vice-president and the secretary or assistant
                                               ---
secretary, unless the bylaws or a resolution of the board of directors shall
           ------
otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                         EXHIBIT A TO LEASE AGREEMENT

                    PREMISES, BUILDING, LOT AND/OR PROJECT
                    --------------------------------------


                                [SEE ATTACHED]

                         EXHIBIT B TO LEASE AGREEMENT

                              TENANT IMPROVEMENTS
                              -------------------


This exhibit, entitled "Tenant improvements and Shell Improvements", is and shall constitute Exhibit B to that certain Lease Agreement dated January ___,
                 ---------
2000 (the "Lease"), by and between Sequoia Del Rey, LLC ("Landlord"), and LoudCloud Inc., a Delaware corporation ("Tenant"), for the leasing of certain premises located at 599 North Mathilda Avenue, Sunnyvale, California (the "Premises"). The terms, conditions and provisions of this Exhibit B are hereby
                                                          ---------
incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.   Tenant To Construct Tenant Improvements. Subject to the provisions below,
     ---------------------------------------
Tenant shall be solely responsible for the planning, construction and completion of the first (1/st/) floor interior lobby improvements (the "Lobby Improvements") and all other interior tenant improvements (collectively with the Lobby Improvements, the "Tenant Improvements") to the Premises in accordance with the terms and conditions of this Exhibit B. The Tenant Improvements shall
                                      ---------
not include any of Tenant's personal property, trade fixtures, furnishings, equipment, data and telecommunications equipment, cabling or similar items.

2.   Tenant Improvement Plans.
     ------------------------

     A.   Preliminary Plans and Specifications. Promptly after execution of the
          ------------------------------------
Lease, Tenant shall retain a licensed and insured architect ("Architect") to prepare preliminary working architectural and engineering plans MD specifications ("Preliminary Plans and Specifications") for the Tenant Improvements. Tenant shall deliver the Preliminary Plans and Specifications to Landlord. The Preliminary Plans and Specifications shall be in sufficient detail lo show locations, types and requirements for all heat loads, people loads, floor loads, power and plumbing, regular and special HVAC needs, telephone communications, telephone and electrical outlets, lighting, lighting fixtures and related power, and electrical and telephone switches. Landlord shall reasonably approve or disapprove the Preliminary Plans and Specifications within live (5) business days after Landlord receives the Preliminary Plans and Specifications and, if reasonably disapproved, Landlord shall return the Preliminary Plans and Specifications to Tenant, who shall make all necessary revisions within tell (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves the Preliminary Plans and Specifications. The approved Preliminary Plans and Specifications, as modified, shall be deemed the "Final Preliminary Plans and Specifications".

     B).  Final Plans and Specifications. After the Final Preliminary Plans
          ------------------------------
and Specifications are approved by Landlord and are deemed to be the Final Preliminary Plans and Specifications, Tenant shall cause the Architect to prepare in twenty (20) days following Landlord's approval of the Final Preliminary Plans and Specifications the final working architectural and engineering plans, specifications and drawings ("Final Plans and Specifications") for the Tenant Improvements. Tenant shall then deliver the Final Plans and Specifications to Landlord within such twenty (20) day period. Landlord shall reasonably approve or disapprove the Final Plans and Specifications within five (5) business days after Landlord receives the Final Plans and Specifications and, if disapproved, Landlord shall return the Final Plans and Specifications to Tenant who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves, in writing, the Final Plans and Specifications. The approved Final Plans and Specifications, as modified, shall be deemed the "Construction Documents".

     C.   Miscellaneous. All deliveries of the Preliminary Plans and
          -------------
Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents shall be delivered by messenger service, by personal hand delivery or by overnight parcel service. While Landlord has the right to approve the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, Landlord's interest in doing so is to protect the Premises, the Building and Landlord's interest. Accordingly, Tenant shall not rely upon Landlord's approvals and Landlord shall not be the guarantor of, nor responsible for, the adequacy and correctness or accuracy of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, or the compliance thereof will1 applicable laws, md Landlord shall incur no liability of any kind by reason of granting such approvals.

     D.   Building Standard Work. The Construction Documents shall provide that
          ----------------------
the Tenant Improvements to be constructed in accordance therewith must be at least equal, in quality, to Landlord's building standard materials, quantities and procedures then in use by Landlord ("Building Standards") attached hereto as
Schedule 2, and shall consist of improvements which are generic in nature.
----------

     E.   Construction Agreements. Tenant hereby covenants and agrees that a
          -----------------------
provision shall be included in each and every agreement made with the Architect and the Contractor with respect to the Tenant Improvements specifying that Landlord shall be a third party beneficiary thereof, including without limitation, a third party beneficiary of all covenants, representations, indemnities and warranties made by the Architect and Contractor, as applicable.

3.   Permits. Tenant, at its sole cost and expense (subject to the provisions of
     -------
Paragraph 5 below), shall (i) obtain all governmental approvals of the Construction Documents to the full extent necessary for the issuance of a building permit for the tenant Improvements based upon such Construction Documents, (ii) cause to be obtained all other necessary approvals and permits from all governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements in accordance with the approved Construction Documents, and (iii) undertake all steps necessary to ensure that the construction of the Tenant Improvements is accomplished in strict compliance with all statutes, laws, ordinances, codes, rules, and regulations applicable to the construction of the Tenant Improvements and the requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises and/or the Building.

4.   Construction.
     ------------

     A. Tenant shall be solely responsible for the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents approved by Landlord and is solely responsible for the payment of all amounts when payable in connection therewith without any cost or expense to Landlord, except for Landlord's obligation to contribute the Tenant Improvement Allowance in accordance with the provisions of Paragraph 5 below. Tenant shall diligently proceed with the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents and the completion schedule reasonably approved by Landlord. No material changes shall be made to the Construction Documents and the completion schedule approved by Landlord without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

     B. Tenant at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall employ a licensed, insured and bondable general contractor ("Contractor") to construct the Tenant improvements in accordance with the Construction Documents. The construction contracts between Tenant and the Contractor and between the Contractor and subcontractors shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Proof that the Contractor is licensed in California, is bonded as required under California law, and has the insurance specified in
Schedule 1, attached hereto and incorporated herein by this reference, shall be
----------
provided to Landlord at the time that Tenant requests approval of the Contractor from Landlord. Tenant shall comply with or cause the Contractor to comply with all other terms and provisions of Schedule 1.
                                  ----------

     C. Prior to the commencement of the construction and installation of the Tenant Improvements, Tenant shall provide the following to Landlord, all of which shall be to Landlord's reasonable satisfaction:

          (i)   An estimated budget and cost breakdown for the Tenant
     Improvements.

          (ii)  Estimated completion schedule for the Tenant Improvements.

          (iii) Copies of all required approvals and permits from governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements; provided, however, if prior to commencement of the construction and installation of Tenant Improvements Tenant has not received the electrical, plumbing or mechanical permits, Tenant shall only be required to provide Landlord with evidence that Tenant has made application therefor, and, upon receipt by Tenant of such permits, Tenant shall promptly provide Landlord with copies thereof.

          (iv) Evidence of Tenant's procurement of insurance required to be obtained pursuant to the provisions of Paragraphs 4.B and 4.G.

     D. Landlord shall at all reasonable times have a right to inspect the Tenant Improvements (provided Landlord does not materially interfere with the work being performed by the Contractor or its subcontractors) and Tenant shall immediately cease work upon written notice from Landlord if the Tenant Improvements are not in compliance with the Construction Documents approved by Landlord. If Landlord shall give notice of faulty construction or any other material deviation from the Construction Documents, Tenant shall cause the Contractor to make corrections promptly. however, neither the privilege herein granted to Landlord to make such inspections, nor the making of such inspections by Landlord, shall operate as a waiver of any rights of Landlord to require good and workmanlike construction and improvements constructed in accordance with the Construction Documents.

     E. Subject to Landlord complying with its obligations in Paragraph 5 below, Tenant shall pay and discharge promptly and fully all claim for labor done and materials and services furnished in connection with the Tenant Improvements. The Tenant Improvements shall not be commenced until five (5) business days after Landlord has received notice from Tenant stating the date the construction of the Tenant Improvements is to COmmence so that Landlord can post and record any appropriate Notice of Non-Responsibility.

     F. Tenant acknowledges and agrees that the agreements and covenants of Tenant in Sections 9.1 and 10 of the Lease shall be fully applicable to Tenant's construction of the Tenant Improvements.

     G. Tenant shall maintain, and cause to be maintained, during the construction of the Tenant Improvements, at its sole cost and expense, insurance of the types and in the amounts specified in Schedule 1 and in Section 12 of the
                                             ----------
Lease, together with builders' risk insurance for the amount of the completed value of the Tenant Improvements on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as the Landlord shall reasonably require in connection with the Tenant Improvements.

     H. No Alterations shall be installed upon the Premises pursuant to any agreement by which another party has a security interest or rights to remove or repossess such item, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     I. Landlord reserves the right to establish reasonable rules and regulations for the use of the Building during the course of construction of the Tenant Improvements, including, but not limited to, construction parking, storage of materials, hours of work, use of elevators, and clean-up of construction related debris.

     J. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord the following, all of which shall be to Landlord's reasonable satisfaction:

          (i) Any certificates required for occupancy, including a permanent and complete Certificate of Occupancy issued by the City of Sunnyvale, California.

          (ii) A Certificate of Completion signed by the Architect who prepared the Construction Documents, reasonably approved by Landlord.

          (iii) A cost breakdown itemizing all expenses for the Tenant Improvements, together with invoices and receipts for the same or other evidence of payment.

          (iv) Final and unconditional mechanic's lien waivers for all the Tenant Improvements.

          (v) A Notice of Completion for execution by Landlord, which certificate once executed by Landlord shall be recorded by Tenant in the official records of the county of Santa Clara, and Tenant shall then deliver to Landlord a true and correct copy of the recorded Notice of Completion.

          (vi) A true and complete copy of all as-built plans and drawings for the Tenant Improvements.

5.   Tenant Improvement Allowance.
     ----------------------------

     A.  Subject to Tenant's compliance with the provisions of this Exhibit B,
                                                                    ---------
Landlord shall provide to Tenant an allowance in the approximate amount of One Million Eight Hundred Ninety-five Thousand Two Hundred Fifty Dollars ($1,895,250.00) based upon a rate of Twenty-five Dollars ($25.00) per rentable square foot of the Premises to construct and install only the Tenant Improvements and an additional allowance in the amount of Fifty Thousand Dollars ($50,000.00) applicable only to the design, preparation, planning, construction and installation of the Lobby Improvements (collectively, the "Tenant Improvement Allowance"). The actual amount of the Tenant Improvement Allowance shall be adjusted commensurately based upon the actual rentable square feet of the Premises after Landlord's Substantial Completion of the Shell Improvements. Subject to the provisions of this Exhibit B, the Tenant Improvement Allowance
                                  ---------
shall be used to design, prepare, plan, obtain the approval of, construct and install the Tenant Improvements and for no other purpose. Except as otherwise expressly provided herein, Landlord shall have no obligation to contribute the Tenant Improvement Allowance unless and until the Construction Documents have been approved by Landlord and Tenant has complied with all requirements set forth in Paragraph 4.C. of this Exhibit B. The costs to be paid out of the
                                ---------
Tenant Improvement Allowance shall include all reasonable costs and expenses associated with the design, preparation, approval, planning, construction and installation of the Tenant Improvements (the "Tenant Improvement Costs"), including all of the following:

          (i) All costs of the Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation:

          (ii) All costs of obtaining building permits and other necessary authorizations from local governmental authorities;

          (iii) All costs of interior design and finish schedule plans and specifications including as-built drawings, if applicable;

          (iv) All direct and indirect costs of procuring, constructing and installing tile Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by the Contractor in connection with the construction of the Tenant Improvements; provided, however, that the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services shall not exceed amounts which are reasonable and customary for such items in the local construction industry;

          (v) All fees payable to the Architect and any engineer if they are required to redesign any portion of the Tenant Improvements following Tenant's and Landlord's approval of the Construction Documents;

          (vi)   Utility connection fees;

          (vii) Inspection fees and filing fees payable to local governmental authorities, if any;

          (viii) All costs of all permanently affixed equipment and non-trade fixtures provided for in the Construction Documents, including the cost of installation; and,

          (ix) A construction management fee payable to Landlord in the amount of one percent (1.O%) of the aggregate of the principal amount of the Tenant Improvement Allowance (the "CM Fee").

The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs, and tile disbursement of the Tenant Improvement Allowance is subject to the provisions contained hereinbelow. Notwithstanding anything to the contrary herein, Tenant shall not be obligated to use the Tenant Improvement Allowance for, and Tenant shall not be responsible for any of the following: (i) costs incurred to remove any Hazardous Materials from the Premises for which Tenant is otherwise exculpated from liability in accordance with the provisions of Section 27 of the Lease or (ii) cost incurred to bring the Shell Improvements into compliance with applicable laws and restrictions in effect as of the date of Substantial Completion of the Shell Improvements, including without limitation, the ADA. Except for payment of the CM Fee, Landlord will make payments to Tenant from the Tenant Improvement Allowance to reimburse Tenant for Tenant Improvement Costs paid or incurred by Tenant. Payment of the CM Fee shall be the first payment from the Tenant Improvement Allowance and shall be made by means of a deduction or credit against the Tenant Improvement Allowance. All other payments of the Tenant Improvement Allowance shall be by progress payments not more frequently than once per month and only after satisfaction of the following conditions precedent: (a) receipt by Landlord of conditional mechanics' lien releases for the work completed and to be paid by said progress payment, conditioned only on the payment of the sums set forth in the mechanics' lien release, executed by the Contractor and all subcontractors, labor suppliers and materialmen; (b) receipt by Landlord of unconditional mechanics' lien releases from the Contractor and all subcontractors, labor suppliers and materialmen for all work other than that being paid by the current progress payment previously completed by the Contractor, subcontractors, labor suppliers and materialmen and for which Tenant has received funds from the Tenant Improvement Allowance to pay for such work; (c) receipt by Landlord of any and all documentation reasonably required by Landlord detailing the work that has been completed and the materials and supplies used as of the date of Tenant's request for the progress payment, including, without limitation, invoices, bills, or statements for the work completed and the materials and supplies used; and (d) completion by Landlord or Landlord's agents of any inspections of the work completed and materials and supplies used as deemed reasonably necessary by Landlord. Except for the CM Fee payment (credit), Tenant Improvement Allowance progress payments shall be paid to Tenant within fourteen (14) days from the satisfaction of the conditions set forth in the immediately preceding sentence. The preceding notwithstanding, all Tenant Improvement Costs paid or incurred by Tenant prior to Landlord's approval of the Construction Document in connection with the design and planning of the Tenant Improvement by Architect shall be paid from the Tenant Improvement Allowance, without any retention, within fourteen (14) days following Landlord's receipt of invoices, bills or statements from Architect evidencing such costs. Notwithstanding the foregoing to the contrary, Landlord shall be entitled to withhold and retain five percent (5%) of the Tenant Improvement Allowance or of any Tenant Improvement Allowance progress payment until the date on which the Tenant Improvements are substantially completed and the receipt by Landlord of all the items described in (a) and (b) of this paragraph.

     B. Landlord shall not be obligated to pay any Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention if on the date Tenant is entitled to receive the Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention Tenant is in material default of this Lease. Such payments shall resume upon Tenant curing any such default within the time periods which may be provided for in the lease.

     C. If the total cost of constructing the Tenant Improvements is less than the Tenant Improvement Allowance, the Tenant Improvement Allowance shall be automatically reduced to the amount equal to said actual cost.

6.   Termination. If the Lease is terminated prior to the date on which the
     -----------
Tenant Improvements are completed, for any reason due to the material default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the demolition and/or removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant not remove the Tenant Improvements unless otherwise notified by Landlord, in writing.

7.   Tenant Access. Landlord, in Landlord's reasonable discretion and upon
     --------------
receipt of written confirmation from Landlord's general contractor that such entry will be in harmony with Landlord's general contractor's work schedule with respect to the Shell Improvements, will grant Tenant a license to have access to the Premises prior to the Shell Improvements being Substantially Completed (defined below) to allow Tenant to do other work required by Tenant to install a portion of the Tenant's Property and to otherwise make the Premises ready for Tenant's use and occupancy (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

     (a) Tenant shall give to Landlord a written request to have such access not Less than ten (10) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; and (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds).

     (b) Tenant shall indemnify, defend and hold the Indemnitees harmless from and against any and all claims, liens, actions, costs, expenses (including without limitation, attorneys' fees and costs), penalties, fines, and damages arising from or related to, in any manner whatsoever, the Tenant's Pre-Occupancy Work.

     (c) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to scheduling by Landlord.

     (d) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the work related to Substantial Completion of the Shell Improvements (the "Work") and any additional work pursuant to approved change orders for the Shell Improvements, Landlord's work in other areas of the Project, or the general operation of the Project. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours' prior written to Tenant.

     (e) Any such entry into and limited occupancy of any portion of the Premises by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Base Rent as provided for in Section 3 of the Lease. Except to the extent of the gross negligence or willful misconduct of Landlord or Landlord's Representatives, Landlord shall not be liable for any injury, loss or damage that may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the Term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved change orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, after delivery to Tenant of prior notice that such extra costs are reasonably anticipated by Landlord to be incurred, Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect. Notwithstanding any provision to the contrary in this Section 7, upon Substantial Completion of the Shell Improvements Tenant shall be granted 24-hour -a-day 7-day-a-week access to the Premises for purposes of constructing the Tenant Improvements.

          8.   Shell Improvements. Subject to the conditions set forth
               ------------------
          herein, Landlord, at its sole cost and expense, agrees to construct and install the Shell Improvements on the Lot. In constructing and installing the Shell Improvements, Tenant shall not have any approval or consensual rights (and Landlord shall not be required to obtain Tenant's consent therefor) concerning the Shell Improvements. The Shell Improvements shall not include the Tenant Improvements nor any of Tenant's personal property, equipment, furnishings, trade fixtures or fixtures. Landlord shall use commercially reasonable efforts to cause its general contractor to Substantially Complete (defined below) the Shell Improvements by March 15, 2000 (the "Completion Date"), subject to delays due to (a) acts or events beyond its control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies and inclement weather (including, but not limited to, rain delays), (b) the lack of availability or shortage of specialized materials used in the construction of the Shell Improvements, (c) any matters beyond the control of Landlord, the general contractor or any subcontractors, (d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Shell Improvements (except to the extent such changes are directly attributable to Tenant's use or the Tenant Improvements, in which event such delays are considered Tenant Delays) the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any delay attributable to Tenant and/or any of Tenant's Representatives or Tenant's intended use of the Premises (collectively, "Tenant Delays"). Tenant Delays shall include, but not be limited to, all of the following described events or occurrences: (i) delays related to changes made or requested by Tenant to the Construction Documents with respect to the Tenant Improvements; (ii) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information required herein; (iii) the failure of Tenant to comply with the requirements of this Exhibit B; (iv) Tenant's
                                               ---------
          requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction or phasing; (v) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's particular use or Tenant's specialized tenant improvements which do not conform to Landlord's Building Standards;
          (vi) the performance of any additional work pursuant to a change order which is requested by Tenant; (vii) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; or (viii) any and all delays caused by or arising from acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including without limitation, any costs and expenses attributable to increases in labor or materials. Any delays in the construction of the Shell Improvements due to any of the events described above and designated as "Tenant Delays", shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. Provided that Landlord has used commercially reasonable efforts to complete the Shell Improvements by March 15, 2000, Tenant's sole and exclusive remedy for Landlord's failure to complete the Shell Improvements on or before the Completion Date is described in Section 2.1 of the Lease.

          9.   Substantial Completion of Shell Improvements. The Shell
               --------------------------------------------
          Improvements shall be deemed substantially complete on the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Shell Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permits, or the date on which Tenant first takes occupancy of the Premises for purposes other than to perform the Tenant's Pre-Occupancy Work, or the date that Landlord's general contractor issues a certificate stating that the Shell Improvements have been substantially completed, whichever first occurs ("Substantial Completion", or "Substantially Completed", or "Substantially Complete"). Subject to the provisions set forth below, if the Work with respect to the Shell Improvements is not deemed to be Substantially Completed on or before the scheduled Completion Date,
          (A) Landlord agrees to use
reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (B) the Lease shall remain in full force and effect, and (C) Landlord shall not be deemed to be in breach or default of the Lease or this Exhibit B as a result thereof and, Landlord shall have no liability to Tenant
---------
as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise). The Commencement Date and the Expiration Date of the Term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to any Force Majeure Delays which delay the Substantial Completion of the Shell Improvements.

10.  Lease Provisions; Conflict. The terms and provisions of the Lease, insofar
     --------------------------
as they are applicable, in whole or in part, to this Exhibit B, are hereby
                                                     ---------
incorporated herein by reference, and specifically including all of the provisions of Section 29 of the Lease. In the event of any conflict between the terms of the Lease and this Exhibit B, the terms of this Exhibit B shall
                            ---------                    ---------
prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                                   Schedule 1
                                   ----------

                      Construction Insurance Requirements



Before commencing work, the contractor shall procure and maintain at its sole cost and expense until completion and final acceptance of the work, at least the following minimum levels of insurance.

A. Workers' Compensation in statutory amounts and Employers Liability Insurance in the minimum amounts of $100,000 each accident for bodily injury by accident and $100,000 each employee for bodily injury by disease with a $500,000 policy limit, covering each and every worker used in connection with the contract work.

B. Comprehensive General Liability Insurance on an occurrence basis including, but not limited to, protection for Premises/Operations Liability, Broad Form Contractual Liability, Owner's and Contractor's Protective, and Products/Completed Operations Liability*, in the following minimum limits of liability.

     Bodily Injury, Property Damage, and
     Personal Injury Liability    $1,000,000/each occurrence
                                  $3,000,000/aggregate

     * Products/Completed Operations Liability Insurance is to be provided for a period of at least one (1) year after completion of work.

     Coverage should include protection for Explosion, Collapse and Underground Damage.

C. Comprehensive Automobile Liability Insurance with the following minimum limits of liability.

     Bodily Injury and Property    $1,000,000/each occurrence
     Damage Liability              $3,000,000/aggregate

     This insurance will apply to all owned, non-owned or hired automobiles to be used by the Contractor in the completion of the work.

D. Umbrella Liability Insurance in a minimum amount of three million dollars ($3,000,000), providing excess coverage on a following-form basis over the Employer's Liability limit in Paragraph A and the liability coverages outlined in Paragraphs B and C.

E. Equipment and Installation coverages in the broadest form available covering Contractor's tools and equipment and material not accepted by Tenant. Tenant will provide Builders Risk Insurance on all accepted and installed materials.

All policies of insurance, duplicates thereof or certificates evidencing coverage shall be delivered to Landlord prior to commencement of any work and shall name Landlord, and its partners and lenders as additional insureds as their interests may appear. All insurance policies shall (1) be issued by a company or companies licensed to be business in the state of California, (2) provide that no cancellation, non-renewal or material modification shall be effective without thirty (30) days prior written notice provided to Landlord,
(3) provide no deductible greater than $15,000 per occurrence, (4) contain a waiver to subrogation clause in favor of Landlord, and its partners and lenders, and (5) comply with the requirements of Sections 12.2, 12.3 and 12.4 of the Lease to the extent such requirements are applicable.

                                  Schedule 2
                                  ----------

                              Building Standards

                                  (To follow)

                        EXHIBIT C TO LEASE AGREEMENT

                             RULES AND REGULATIONS
                             ---------------------


1. Tenant shall not place anything, or allow anything to be placed near the glass of any window, door, partition or wall which may, in Landlord's judgment, appear unsightly from outside of the Project.

2. The Project directory, if any, shall be used by Landlord to display names and locations of tenants in the Project. No tenant shall use or make any changes to such directories without Landlord's prior written consent, which consent shall not be unreasonably withheld.

3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purposes other than for ingress to and egress from the Premises, unless Tenant is the sole occupant of the Building. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition and shall move all supplies, furniture and equipment as soon as received directly to the Premises and move all such items and waste being taken from the Premises (other than waste customarily removed by employees of the Building) directly to the shipping platform at or about the time arranged for removal therefrom. Neither Tenant nor any employee, agent, contractor or invitee of Tenant shall go upon the roof of the Building or any building in the Project except in strict compliance with the provisions of Section 38 of the Lease Agreement.

4. The toilet rooms, urinals, wash bowls and other apparatuses shall not be used for any purposes other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

5. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

6. Tenant shall not install or operate any refrigerating, heating or air conditioning apparatus, or carry on any mechanical business without the prior written consent of Landlord, which consent shall not be unreasonably withheld; use the Premises for housing, lodging or sleeping purposes; or permit preparation or warming of food in the Premises (warming of coffee and individual meals with employees and guests excepted). Tenant shall not occupy or use the Premises or permit the Premises to be occupied or used for any purpose, act or thing which is in violation of any Governmental Requirement or which may be dangerous to persons or property.

 7. Except as otherwise permitted in the Lease Agreement, Tenant shall not bring upon, use or keep in the Premises or the Project any kerosene, gasoline or inflammable or combustible fluid or material, or any other articles deemed hazardous to persons or property, or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the Fire Department or the law or with any insurance policy on the Premises or any part thereof.

8. Landlord shall have sole power to direct electricians as to where and how telephone and other wires are to be introduced. No boring or cutting for wires is to be allowed without the consent of Landlord, which consent shall not be unreasonably withheld. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the reasonable approval of Landlord.

9. No additional locks shall be placed upon any doors, windows or transoms in or to the Premises. Tenant shall not change existing locks or the mechanism thereof. Upon termination of the lease, Tenant shall deliver to Landlord all keys and passes for offices, rooms, parking lot and toilet rooms which shall have been furnished Tenant. In the event of the loss of keys so furnished, Tenant shall pay Landlord therefor. Tenant shall not make, or cause to be made, any such keys and shall order all such keys solely from Landlord and shall pay Landlord for any keys in addition to the two sets of keys originally furnished by Landlord for each lock.

10. Tenant shall not install linoleum, tile, carpet or other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord, such approval shall not be unreasonably withheld subject to the terms and conditions of the Lease Agreement.

11. Tenant shall not take or permit to be taken in or out of other entrances of the Building, or take or permit on other elevators, any item normally taken in or out through the trucking concourse or service doors or in or on freight elevators.

12. Without the prior written consent of Landlord, which consent shall not be unreasonably withheld, Tenant shall not use the name of the Project or any picture of the Project in connection with, or in promoting or advertising the business of, Tenant, except Tenant may use the address of the Project as the address of its business.

13. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Premises' or the Project's heating and air conditioning.

14. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which may arise from a cause other than Landlord's or Landlord's Representatives gross negligence or willful misconduct, which includes keeping doors locked after normal business hours and other means of entry to the Premises closed and secured.

15. Peddlers, solicitors and beggars shall be reported to the office of the Project or as Landlord otherwise requests.

16. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Project in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.

17. Except with the express written permission of Landlord, no bicycle (except in those areas which may be designated for bicycles by Landlord) or other vehicle and no animals or pets shall be allowed in the Premises, halls, freight docks, or any other parts of the Building except that blind persons may be accompanied by "seeing eye" dogs. Except for noise from the reasonable monthly testing of Tenant's generator, Tenant shall not make or permit any noise, vibration or odor to emanate from the Premises, or do anything therein tending to create, or maintain, a nuisance, or do any act tending to injure the reputation of the Building.

18. Tenant acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Project. Accordingly:

     (a) Landlord may, at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by Landlord and/or its agents, in their sole discretion, require that persons entering or leaving the Project or the Property identify themselves to watchmen or other employees designated by Landlord, by registration, identification or otherwise.

     (b) Tenant agrees that it and its employees will reasonably cooperate fully with Project employees in the implementation of any and all security procedures.

     (c) Such security measures (if taken) shall be the sole responsibility of Landlord, and Tenant shall have no liability for any action taken by Landlord in connection therewith, it being understood that Landlord is not required to provide any security procedures and shall have no liability for such security procedures or the lack thereof.

19. Tenant shall not do or permit the manufacture, sale, purchase, use or gift of any fermented, intoxicating or alcoholic beverages without obtaining written consent of Landlord.

20.  Tenant shall not disturb the quiet enjoyment of any other tenant.

21. Subject to the terms of the Lease Agreement, Landlord may retain a pass key to the Premises and be allowed admittance thereto at all times to enable its representatives to examine the Premises from time to time and to exhibit the same and Landlord may place and keep on the windows and doors of the Premises at any time signs advertising the Premises for Lease, Rent or Sale.

22. No equipment, mechanical ventilators, awnings, special shades or other forms of window covering shall be permitted either inside or outside the windows of the Premises without the prior written consent of Landlord, and then only at the expense and risk of Tenant, and they shall be of such shape, color, material quality, design and make as may be approved by Landlord.

23. Tenant shall not during the term of the Lease Agreement canvas or solicit other tenants of the Building for any purpose.

24. Except as specifically set forth in the Lease Agreement, Tenant shall not install or operate any phonograph, musical or sound-producing instrument or device, radio receiver or transmitter, TV receiver or transmitter, or similar device in the Building or Project common areas, nor install or operate any antenna, aerial, wires or other equipment inside or outside the Building, nor operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere, without in each instance the prior written approval of Landlord, which approval shah not be unreasonably withheld. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed.

25.  Tenant shall promptly remove all rubbish and waste from the Premises.

26. Tenant shall not exhibit, sell or offer for sale, Rent or exchange in the Premises or at the Project any article, thing or service, except those ordinarily embraced within the use of the Premises specified in the Lease Agreement, without the prior written consent of Landlord.

27.  INTENTIONALLY DELETED.

28. Tenant shall not overload any floors in the Premises or any public corridors or elevators in the Building. Landlord may limit weight, size and position of all safes, fixtures and other equipment used in the Premises.

29. Tenant shall not do any painting in the Premises, or mark, paint, cut or drill into, or in any way deface any part of the Premises or the Building, outside or inside, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

30. Whenever Landlord's consent, approval or satisfaction is required under these Rules, then unless otherwise stated, any such consent, approval or satisfaction must be obtained in advance, such consent or approval may be granted or withheld in Landlord's sole discretion, and Landlord's satisfaction shah be determined in its sole judgment.

31. Tenant and its employees shall cooperate in all fire drills conducted by Landlord in the Building.

32. Landlord reserves the right at any time to change or rescind any one or more of these rules or regulations or to make such other and further reasonable rules and regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, and for time preservation of good order therein, as well as for the convenience of other occupants and tenants of the Project. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Tenant shall be deemed to have read these rules and to have agreed to abide by them as a condition to its occupancy of the space herein leased.

                          EXHIBIT D TO LEASE AGREEMENT

                     CHANGE OF COMMENCEMENT DATE - EXAMPLE
                     -------------------------------------


                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------


This First Amendment to Lease Agreement (the "First Amendment") is made as of _______________, 2000, by and between Sequoia Del Rey, LLC (collectively, "Landlord"), and LoudCloud Inc., a Delaware corporation ("Tenant"), with reference to that certain Lease Agreement (the "Lease"), dated January ____, 2000 by and between Landlord and Tenant for the leasing of certain premises (the "Premises") located at 599 North Mathilda Avenue, Sunnyvale, California, as more particularly described in the Lease.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Lease and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant and Tenant hereby agree as follows:

1.   The Commencement Date shall be ____________________, 2000.

2. The Expiration Date of the initial term of the Lease shall be _____________, ____.

3. All capitalized terms used in this First Amendment shall have the same meanings and definitions as set forth in the Lease.

4. Landlord and Tenant hereby further agree that the Lease is in fuil force and effect, and that the terms and provisions of this Lease shall remain unchanged except as modified in this First Amendment.

5. In the event of any conflict or inconsistency between the terms and provisions of this First Amemdment, the terms and provisions of this First Amendment shall prevail.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date and year first written above in this First Amendment.


LANDLORD:                                        TENANT:

SEQUOIA DEL RAY, LLC,                            LOUDCLOUD INC.,
a California limited liability company           a Delaware corporation

By: J.P. DINAPOLI COMPANIES,
    INC.,
    a California corporation, manager            By:  /s/[SIGNATURE ILLEGIBLE]^^
                                                      --------------------------
                                                 Its: EXECUTIVE VP
                                                      --------------------------

    BY: _______________________________
        J. Philip DiNapoli, President            By: ___________________________
                                                 Its:___________________________

                          EXHIBIT E TO LEASE AGREEMENT

                                 SIGN CRITERIA
                                 -------------

All signs or decorations placed by Tenant or permitted by Tenant to be place on the land or exterior of the Building shall comply with all applicable municipal and county ordinances, and be subject to the Landlord's consent, which consent shall not be unreasonable withheld. Subject to the foregoing conditions, Landlord hereby grants to Tenant the exclusive right to place Tenant's sign or logo on the exterior of the Building and place or permit to be placed Tenant's name and/or logo, address and hours of operation at the entrance to the Premises. Tenant shall not place or permit to be placed any sign or decoration on the land or the exterior of the Building without the proper written consent of Landlord. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that Tenant has placed or permitted to be placed on the land or the exterior of the Building without the prior written consent of Landlord, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the cost of such removal. At the termination of this Lease, Tenant shall remove any sign which it has placed on the Parcel or Building, and shall repair any damage caused by the installation or removal of such sign.

Subject to the foregoing, the following criteria shall apply:

EXTERIOR SIGNAGE:
----------------

1.   Tenant will be allowed one (1) overhead sign per leased frontage.

2. Tenant will submit to Landlord for Landlord's approval two (2) sets of detailed drawings not less than two weeks prior to the fabrication and installation of any sign.

3. Tenant and/or Tenant's sign company will be responsible for obtaining all necessary city permits, and providing copies thereof to Landlord at Landlord's request, before any signs are fabricated and installed.

MONUMENT SIGNAGE:
-------- -------

1.   Tenant will be allowed to use the monument sign on Mathilda Avenue.

2. Tenant will submit to Landlord for Landlord's approval two (2) sets of detailed drawings not less than two weeks prior to the fabrication and installation of any sign.

3. Tenant and/or Tenant's sign company will be responsible for obtaining all necessary city permits, and providing copies thereof to Landlord at Landlord's request, before any signs are fabricated and installed.

FRONT ENTRANCE SIGNAGE (ON GLASS DOOR):
--------------------------------------

1. Tenant's name shall be in 3" vinyl copy. Tenants with a registered trademark or logo and letter style will be allowed to use their trademark or logo and letter style, subject to the prior approval of Landlord and city authorities.

2. Additional information such as hours and days of operation shall be in 7/8" vinyl copy.

3.   Width of signage on front door shall not exceed thirty inches (30").

BACK ENTRANCE SIGNAGE:
----------------------

1. Vinyl square with vinyl drop shadow 4 1/2" white vinyl letter depicting unit.

2.   Tenant's name shall be 3 1/8" to 4" vinyl copy.

                         EXHIBIT F TO LEASE AGREEMENT

              HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE - EXAMPLE
              ----------------------------------------------------

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of Section 27 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure
Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:  Sequoia Del Rey, LLC
           c/o J.P. DINAPOLl COMPANIES, INC.
           99 Almaden Boulevard, Suite 565
           San Jose, California 95113
           Attn: _______________________________
           Phone: (408) 998-2404

Name of (Prospective) Tenant:  Loudcloud, Inc.
                               ------------------

Mailing Address: 615 ????
                ---------------------------------------------------------------
                 Sunnyvale, CA. 94086
-------------------------------------------------------------------------------

Contact Person, Title and Telephone Number(s): ???? Conte, Director of Finance
                                              ---------------------------------
     408-744-7521
----------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
______________________________________________________________________________
______________________________________________________________________________

Address of (Prospective) Premises: 599 Mathilda Avenue, Sunnyvale, CA 94086
                                   -------------------------------------------

Length of (Prospective) Initial Term: 10 years
                                     -----------------------------------------
______________________________________________________________________________


1.   General Information:

     Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

          General office, software R&D, outsourced It infrastructure
     -------------------------------------------------------------------------

2.   Use, Storage and Disposal of Hazardous Materials

     2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

                  Wastes             Yes [_]      No [X]
                  Chemical Products  Yes [_]      No [X]
                  Other              Yes [_]      No [X]

                  If Yes is marked attach all MSDS's and please explain:______

           _____________________________________________________________________
           _____________________________________________________________________



     2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

Attach a Site Plan indicating all storage areas.

3.   Storage Tanks and Sumps

     3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities, including any required SPCC Plan.

          Yes [X]    No [_]

          If Yes per please explain: per lease exception Diesel truck marked to
                                     ------------------------------------------
          back-up generator
          -----------------

4.  Waste Management

     4. 1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

          Yes [_]        No [X]

     4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.
          Yes[_]         No [X]

          If yes, attach a copy of the most recent report flied.

5.   Wastewater Treatment and Discharge

     5.1  Will your company discharge wastewater or other wastes to:

          _______ storm drain?     ________ sewer?
          _______ surface water?   ________ no wastewater or other wastes
                                            discharged.

          Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).
          ____________________________________________________________________
          ____________________________________________________________________

     5.2  Will any such wastewater or waste be treated before discharge?

          Yes[_]          No[X]

          If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

          ____________________________________________________________________
          ____________________________________________________________________

6.   Air Discharges

     6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

          Yes[_]          No[X]

          If yes, please describe: ____________________________________________
          _____________________________________________________________________
          _____________________________________________________________________

     6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

         _________ Spray booth(s)  _________ incinerator(s)
         _________ Dip tank(s)     _________ Other (Please describe)
         _________ Drying oven(s)  _________ No Equipment Requiring Air Permits

         If yes, please describe:______________________________________________
         ______________________________________________________________________
         ______________________________________________________________________

7.   Hazardous Materials Disclosures

     7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("HMMP") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not an HMMP is required and has been prepared.

         Yes [_]         No [X]

         If yes, attach a copy of the HMMP. Existing Tenants should attach a copy of any required updates to the HMMP.

     7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

         Yes [_]         No [X]

         If yes, Please explain: ______________________________________________
         ______________________________________________________________________
         ______________________________________________________________________

8.   Enforcement Actions and Complaints

     8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

         Yes [_]         No [X]

         If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or, demands not already delivered to Landlord pursuant to the provisions of Section 27 of the signed Lease Agreement.
          ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________

     8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

          Yes [_]        No [X]

          If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of
Section 27 of the signed Lease Agreement.

          ____________________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________

     8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

          Yes [_]        No [X]

         If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

          ____________________________________________________________________
          ____________________________________________________________________

9.   Permits and Licenses

     9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 27 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitations, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

\\\\\ continued on next page

I (print name) ____________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(Prospective) Tenant:

By:      Charles J. Katz Jr.
       -----------------------
Title:   Executive V.P.
       -----------------------
Date:  _______________________